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                                                                    CONFIDENTIAL
                                                                       TREATMENT
                                                                      REQUESTED*


                                  Exhibit 10.2


                           ALUMINUM PURCHASE AGREEMENT

THIS AGREEMENT (the "Agreement") is made as of the 10th day of January, 1995, by and between AMERICAN NATIONAL CAN CORPORATION, a Delaware corporation (hereinafter referred to as "ANC") and ALUMINUM COMPANY OF AMERICA, a Pennsylvania corporation (hereinafter referred to as "ALCOA").


                              W I T N E S S E T H:

WHEREAS, ANC is a world leader in the sale and manufacturing of aluminum beverage cans;
WHEREAS, ALCOA is a world leader in the sale and manufacturing of (aluminum can-stock) used in the manufacturing of beverage cans; and WHEREAS, ANC and ALCOA desire to enter into an agreement for the long-term supply of (aluminum can-stock) for use in the manufacturing of aluminum beverage cans;
NOW, THEREFORE, in consideration of the mutual promises of each of the parties set forth below and for other valuable considerations, which both ANC and ALCOA acknowledge receiving from one another, the parties agree as follows:











___________________

* Terms for which confidential treatment has been requested have been omitted and are marked with an asterisk [*]. Confidential material has been separately filed with the U.S. Securities and Exchange Commission under an application for confidential treatment.

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ARTICLE 1:  DEFINITIONS

1.1/ALUMINUM CAN-STOCK. Aluminum can-stock (hereinafter referred to as "can-stock") shall mean body-stock, end-stock and tab-stock, collectively, that comply with ANC's standards and specifications set forth in Exhibits A-1, A-2 and A-3.

1.2/ALUMINUM CAN BODY-STOCK. Aluminum can body-stock (hereinafter referred to as "body-stock') shall mean coiled aluminum sheet stock for aluminum beverage can bodies, conforming to ANC's standards and specifications attached hereto as Exhibit A-1.

1.3/ALUMINUM CAN END-STOCK. Aluminum can end-stock (hereinafter referred to as "end-stock") shall mean coiled aluminum sheet stock for aluminum beverage can ends which has either been treated by ALCOA with a coating (hereinafter referred to as "coated end-stock"), or has not been so treated by ALCOA (hereinafter referred to as "bare end-stock"), and conforming to ANC's standards and specifications attached hereto as Exhibit A-2.

1.4/ALUMINUM CAN TAB STOCK. Aluminum can tab stock (hereinafter referred to as "tab-stock") shall mean coiled aluminum sheet stock for aluminum beverage can end tabs, conforming to ANC's standards and specifications attached hereto as Exhibit A-3.

ANC may change its aluminum can-stock standards and specifications from time to time, as set forth in Article 7, Section 7.1.

ARTICLE II:  TERM AND TERMINATION

2.1/TERM. This Agreement shall take effect as of March 1, 1995, and shall continue in full force and effect through December 31, 1997.


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2.2/TERMINATION. This Agreement shall extend automatically from year to year after expiration of the initial term, unless and until terminated by one of the parties by giving notice to the other party at least twelve months prior to the expiration of the initial term or any extended term.

ARTICLE III:  QUANTITIES

3.1/QUANTITY FOR YEAR 1995. For the calendar year 1995, ANC agrees to purchase and ALCOA agrees to supply a quantity of 140 million pounds, consisting of 75 million pounds of body-stock and 65 million pounds of end-stock.

3.2/QUANTITY FOR YEARS 1996 AND 1997. For calendar year 1996, ANC agrees to purchase, and ALCOA agrees to supply, 25% of ANCs on-going total requirements of aluminum can-stock in North America. For calendar year 1997, ANC agrees to purchase, and ALCOA agrees to supply, 30% of ANCs on-going total requirements of aluminum can-stock in North America. A letter from ANC to ALCOA, attached to this contract as Exhibit F, will give indications about the potential order of magnitude of the corresponding quantities.

3.3/ON-GOING REQUIREMENTS. ANCs on-going total requirements of aluminum can-stock in North America shall mean the aluminum can-stock requirements of the current (as of January 1, 1994) beverage can manufacturing facilities of ANC in the United States, Canada and Mexico, and the requirements of any new plant, line or product to be eventually added by ANC to its manufacturing capacity by any means (acquisition, construction, or other), provided that: (I) new plant volume already covered by aluminum can-stock purchase commitments at the time of the addition to ANC's facilities will be included only upon the earliest date when such contracts expire or are terminated by ANC; (II) if another supplier makes an offer to support new plant volume in consideration of an aluminum purchase commitment from that new plant that would prevent ANC from acquiring the above-referenced shares (25% in 1996 and 30% in 1997) of its additional aluminum can-stock requirements from ALCOA, and ALCOA elects not to make a comparable offer to ANC, then this


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new plant volume covered by the commitment shall be included as part of ANC's total requirements under this section only upon the earliest date when such commitment expires or is terminated by ANC. A list of ANC's current beverage can manufacturing facilities in North America as of January 1, 1994, is attached to this Agreement as Exhibit D.

3.4/MIX ALLOCATION. For years 1996 and 1997, the specific mix allocation between body-stock, end-stock and tab-stock for each year will be as agreed upon by the parties. A letter from ANC to ALCOA, attached to this contract as Exhibit F, will give indications about the potential order of magnitude of the corresponding quantities.

3.5/ADDITIONAL QUANTITIES.
a/Nothing in this Agreement shall prevent, or be construed to prevent, ANC's right to bid in the marketplace, for years 1996 and 1997, part or all of the portion of ANCs on-going total requirements of aluminum can-stock in North America, in excess of the commitments to ALCOA defined in article 3, paragraph
3.2 above. Nothing in this Agreement shall prevent, or be construed to prevent, ALCOA from offering to supply those additional quantities.
b/If another supplier of can-stock to ANC fails or is unable to supply ANC the quantities agreed to by that supplier for a reason other than an ANC default, at ANC's request, ALCOA will use its best commercial efforts to supply the other suppliers deficiency on terms and conditions to be agreed upon. ANC shall give ALCOA as much advance notice of such a circumstance as possible.
c/Until incorporated into the annual contract volume by an amendment to this contract, the "additional quantities" described in Article 5, Section 3.5-a and 3.5-b above shall be referred to as Incremental Contract Volume.








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ARTICLE IV: TOLLING

4.1/GENERAL LIMITATION OF TOLLING. Any can-stock quantity already priced for delivery during the next year with a ceiling metal component, a minimum-maximum metal component, or a fixed price metal component established prior to November 1st cannot be tolled under the provisions of Article 4, Section 4.2 and 4.3 below.

4.2/TOLLING OF SCRAP. At its sole option, during the entire duration of this agreement, ANC shall have the right to ask ALCOA to deliver the quantities set forth in article 3 above, under a straight sale arrangement, or a combination of both a straight sale and a scrap tolling arrangements, with the quantity limitations set forth below. With the exception of year 1995, ANC must notify ALCOA of its election before November 1st of the preceding calendar year. Such election shall be made for an entire calendar year, and cannot then be changed, unless an agreement to the contrary is reached between the parties. For year 1995, ALCOA shall be given notice within ten (10) days after execution of this Agreement.

ALCOA will accept shipments from ANC of Class I and Class III aluminum can-stock scrap from ANC's North American facilities. Deliveries shall be made at ANC's expense to Midwest locations designated by ALCOA and shall conform to ALCOA's specifications. The specific volumes for each form are:
-Class I scrap: up to 20% of ALCOA's body-stock shipments to ANC North American facilities.
-Class III scrap: up to 4% of ALCOA's body-stock shipments to ANC's North
 American facilities.

4.3/TOLLING OF INGOT. Provided that, at the date that the election is made, the LME aluminum ingot future average price for the period of election is equal to or greater than 80 ct./lb., at ANC's sole option, starting with year 1996, and in addition to the tolling of scrap covered by Article 4, Section 4.1 above, ANC shall have the right to ask ALCOA to deliver the quantities set forth in article 3 above, under a straight sale arrangement, or a combination of both a straight sale and an

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ingot (P1020) tolling arrangement, with the quantity limitations set forth below. ANC must notify ALCOA of its election before November 1st of the preceding calendar year. Such election shall be made for an entire calendar year, and cannot then be changed, unless an agreement to the contrary is reached between the parties.

Deliveries of ingot (P1020) shall be made at ANC's expense to Midwest locations designated by ALCOA and shall conform to ALCOA's specifications.

The specific volumes of acceptable tolling under this Article 4, Section 4.2, for each form of can-stock, are:
-up to 30% of ALCOA's body-stock shipments to ANC North American facilities. -up to 75% of ALCOA's end-stock and tab-stock shipments to ANC's North American facilities.

4.4/DELIVERY OF METAL UNITS FOR TOLLING. [*] ALCOA shall deliver to ANC by the end of each calendar month during the term a quantity of can-stock equal to, and in return for, the quantity of metal units delivered to ALCOA for tolling at least 30 days prior to the requested delivery date of the corresponding can-stock. ALCOA shall weigh the railcars and/or trailers containing the metal units received from ANC. The weight recorded by ALCOA shall be the weight delivered to ALCOA unless a discrepancy occurs between ALCOA's and ANC's recorded weights. Should such a discrepancy occur, the parties shall meet and negotiate an agreeable resolution of the discrepancy. The scales used by ALCOA shall be inspected and certified in accordance with applicable state law. Scale tickets shall be kept by ALCOA and made available to ANC upon request. ALCOA shall supply to ANC a monthly status report (format to be defined by ANC) showing, by product class, the weight of metal units received by ALCOA from ANC and of can-stock shipped to ANC by ALCOA. If ALCOA's receipt of metal units from ANC exceeds the current month's receipt of can-stock by ANC, the balance of the metal units must be tolled by ALCOA in the following month.





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4.5/BAILMENT. Toll transactions contemplated by Article 4 shall be considered as bailments involving the manipulation of the goods. ANC shall retain title to, and risk of loss for, the metal units delivered to ALCOA for conversion into can-stock pursuant to this Agreement. ALCOA shall exercise such care in regard to the metal units as a reasonable careful person would exercise under like circumstances and ALCOA shall insure such metal while it is in ALCOA's care, custody and control. ALCOA shall assume liability for loss or damage of metal units caused by its failure to exercise such care.

4.6/COMMINGLING. ALCOA reserves the right to commingle metal units delivered by ANC with any other metal units in ALCOA's possession, and, if so commingled, ANC shall have an undivided interest therein. ALCOA further reserves the right to substitute metal units in ALCOA's possession for those metal units delivered by ANC, provided that the toll converted can-stock delivered by ALCOA to ANC is in conformity with the appropriate specifications set forth in Exhibits A-1, A-2, and A-3.

ARTICLE V:  PRICING

5.1/PRICING CONDITIONS. Provisions of this article shall apply to both tolling and straight sales.

Deliveries of can-stock by ALCOA shall be made F.O.B. destination within the continental United States, as designated by ANC. Additional transportation cost outside the continental United States shall be paid for by ANC. Title to and risk of loss for can-stock shall pass to ANC upon delivery to ANC's plant. In the case of tolling, ANC shall be responsible for the cost of transportation of metal units to the designated ALCOA facility.

ANC shall pay for can-stock supplied and delivered under this Agreement by wire transfer,[*].. Actual payments shall be disbursed by ANC on or before the expiration of the payment periods for


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each type of can-stock determined in accordance with the applicable provisions of this Agreement. Payment shall be made to the address supplied to ANC by written notice from ALCOA.

All prices and fees covered in this Agreement will be for the reference specifications set forth below:

--------------------------------------------------------------------------------
body-stock                               3xxx-H19        0.0114" x base width
coated end-stock (clear beverage)        5182-H19        0.0108" x base width
bare tab-stock                           5042-H19        0.0110" x base width
--------------------------------------------------------------------------------

5.2/STRAIGHT SALE PRICING MECHANISMS. At ANC's option, ANC may place all or any portion of its annual contract straight sale priced contract volume using one or more of the following four pricing mechanisms defined and delineated below:
         -ceiling pricing,
         -minimum-maximum pricing,
         -fixed pricing,
         -spot pricing.
For fixed pricing, ceiling and minimum-maximum pricing, prices for the metal component, as well as any applicable risk premiums, shall be fixed for periods of one (1) month increments, but in no event shorter than one month for any one period. The distribution among the pricing mechanisms, and the choice of the pricing period shall be entirely at ANC's option. Any annual contract volume not priced by either a fixed, ceiling or minimum-maximum price by the last day of the month two months prior to the scheduled month of delivery shall be priced by the spot pricing mechanism. At ANC's option, ANC may at anytime, but effective only starting after the current month, and for a maximum of twenty-four (24) months after the current month, move from spot pricing to fixed, ceiling or minimum-maximum pricing. However, once a fixed, ceiling or minimum-maximum price is established, period, volume and price are firm, and ANC cannot switch between these mechanisms, or to a spot price, or to tolling, for the corresponding volumes.




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5.3/CEILING PRICING. The ceiling price is the sum of a ceiling price risk premium, a metal component and a conversion component. Payment of a ceiling price risk premium entitles ANC to a price no greater than a maximum for the specific volume of can-stock priced at a ceiling price.
a/Ceiling price risk premium. The ceiling price risk premium reflects the cost of securing an option to purchase metal at a maximum future price for a specified delivery period. The ceiling price risk premium is established at the same time as the ceiling metal component.
b/Ceiling metal component, The ceiling metal component is the sum of the LME's London Clearing House (LCH) aluminum high-grade futures contracts price corresponding to the above mentioned option for the agreed future delivery period, plus the applicable Midwest market delivered premium at the time of order acceptance. The notification day and placement period are as defined below in Article 5, Section 5.3-e.
c/Actual metal component price. The metal component price payable by ANC shall be the lower of the ceiling metal component and the average Midwest spot price for aluminum high-grade ingot for the month prior to delivery.
d/Conversion component. For each product (body-stock, end-stock, tab-stock), and specification, the conversion component of the ceiling price shall be the lower of (I) ALCOA's published conversion price at the time of shipment, or (II) the competitive market conversion price. The competitive market conversion price shall be the lower of (I) for delivery within the continental United States, ALCOA's lowest weighted average conversion price charged to another customer of ALCOA for delivery within continental United States, for the same specification during the same period, and for delivery in Mexico or Canada, ALCOA's lowest weighted average conversion price charged to another customer of ALCOA for delivery respectively into Mexico or Canada, for the same specification during the same period or: (II) the lowest weighted average conversion price for the same specification during the same period, available to ANC from KAISER and/or ALCAN, if those competitors are committed to, or are offering to supply, individually at least 15% of ANC's North American requirements for the relevant type of can stock.
e/Procedure for establishing a ceiling price. ANC shall advise ALCOA in writing of the volume and delivery period for which the ceiling price will be established [Example: on the first Tuesday of the

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second month of the second quarter of year Y, at 4:00 p.m. EST, ANC advises
ALCOA of their intention to purchase 105 million pounds of body-stock using the ceiling price mechanism]. ALCOA will confirm in writing to ANC the details of the intended metal coverage program, provided that the quantity to be hedged on any one day shall not exceed 40 million pounds in the aggregate for all pricing mechanisms, unless specifically agreed upon by the parties. The notification day ends at 5:00pm East Standard Time (EST) on the day ANC instructs ALCOA to fix the ceiling of the metal component for the requested delivery period. In the event that ANC places more than forty (40) million pounds of volume on any one day, in order to establish the ceiling of the metal component price, ALCOA will use the weighted average of the closing prices for the next "X" LME working days (the placement period), plus the contangoes or backwardations applicable to the future delivery period, where "X" is the total volume placed divided by forty
(40) million pounds, and rounded up to the whole number of days [Example: ALCOA will indicate the ceiling premium expected for Wednesday (40 million pounds), Thursday (40 million pounds), Friday (25 million pounds), immediately following the notification Tuesday]. ANC will immediately instruct ALCOA whether or not to implement the program. After completion, ALCOA will notify ANC as to the actual metal component ceiling price, and the corresponding option premiums. Option premiums will be invoiced immediately by ALCOA, and paid by ANC net 30 days.

5.4/MINIMUM-MAXIMUM PRICING. The minimum-maximum price is the sum of a minimum-maximum price risk premium, a metal component and a conversion component. Payment of a minimum-maximum price risk premium entitles ANC to a price no greater than a maximum and no lower than a minimum for the specific volume of can-stock priced at a minimum-maximum price.
a/Minimum-maximum price risk premium. The minimum-maximum price risk premium reflects the cost of securing an option to purchase metal at a maximum future price for the agreed future delivery period, less the revenue of selling an option to sell metal at a minimum future price for the agreed future delivery period. The minimum-maximum price risk premium is established at the same time as the minimum-maximum metal components.


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b/Minimum-maximum metal components. The minimum-maximum metal components are the
LME's London Clearing House (LCH) aluminum high-grade futures contracts prices corresponding to the above mentioned options for the agreed future delivery period, plus the applicable Midwest market delivered premium at the time of order acceptance. The notification day and placement period are as defined below in Article 5, Section 5.4-e.
c/Actual metal component. The metal component price payable by ANC shall be the average Midwest spot price for aluminum high-grade ingot for the month prior to delivery, provided that if this average is greater than the maximum metal component, the actual metal component shall be equal to this maximum metal component, and provided that if this average is lower than the minimum metal component, the actual metal component shall be equal to this minimum metal component.
d/Conversion component. For each product (body-stock, end-stock, tab-stock), and specification, the conversion component of the minimum-maximum price shall be the lower of (I) ALCOA's published conversion price at the time of shipment, or
(II) the competitive market conversion price. The competitive market conversion price shall be the lower of (I) for delivery within the continental United States, ALCOA's lowest weighted average conversion price charged to another customer of ALCOA for delivery within continental United States, for the same specification during the same period, and for delivery in Mexico or Canada, ALCOA's lowest weighted average conversion price charged to another customer of ALCOA for delivery respectively into Mexico or Canada, for the same specification during the same period or: (II) the lowest weighted average conversion price for the same specification during the same period, available to ANC from KAISER and/or ALCAN, if those competitors are committed to, or are offering to supply, individually at least 15% of ANC's North American requirements for the relevant type of can stock.
e/Procedure for establishing a minimum-maximum price. ANC shall advise ALCOA in writing of the volume and delivery period for which the minimum-maximum price will be established [Example: on the first Tuesday of the second month of the second quarter of year Y, at 4:00 p.m. EST, ANC advises ALCOA of their intention to purchase 105 million pounds of body-stock using the minimum-maximum price mechanism]. ALCOA will confirm in writing to ANC the details of

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the intended metal coverage program, provided that the quantity to be hedged on any one day shall not exceed 40 million pounds, in the aggregate for all pricing mechanisms, unless specifically agreed upon by the parties. The notification day ends at 5:00pm East Standard Time (EST) on the day ANC instructs ALCOA to fix the minimum and maximum of the metal component for the requested delivery period. In the event that ANC places more than forty (40) million pounds of volume on any one day, in order to establish the ceiling of the metal component price, ALCOA will use the weighted average of the closing prices for the next "X" LME working days (the placement period), plus the contangoes or backwardations applicable to the future delivery periods, where "X" is the total volume placed divided by forty (40) million pounds, and rounded up to the whole number of days [Example: ALCOA will indicate the minimum/maximum premium expected for Wednesday (40 million pounds), Thursday (40 million pounds), Friday (25 million pounds), immediately following the notification Tuesday]. ANC will immediately instruct ALCOA whether or not to implement the program. After completion, ALCOA will notify ANC as to the actual metal component minimum-maximum price, and the corresponding option premiums. Option premiums will be invoiced immediately by ALCOA, and paid by ANC net 30 days.

5.5/FIXED PRICING. The fixed price is the sum of a metal component fixed price and a conversion component.
a/Metal component fixed price. The metal component fixed price is the LME's London Clearing House (LCH) aluminum high-grade futures contracts closing price for the agreed future delivery period, plus the applicable Midwest market delivered premium at the time of order acceptance. The notification day and placement period are as defined below in Article 5, Section 5.5-d.
b/Actual metal component price. The metal component price payable by ANC is equal to the metal component fixed price.
c/Conversion component. For each product (body-stock, end-stock, tab-stock), and specification, the conversion component of the fixed price shall be the lower of
(I) ALCOA's published conversion price at the time of shipment, or (II) the competitive market conversion price. The competitive market conversion price shall be the lower of (I) for delivery within the continental United States, ALCOA's lowest weighted average conversion price charged to another customer of ALCOA for

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delivery within continental United States, for the same specification during the same period, and for delivery in Mexico or Canada, ALCOA's lowest weighted average conversion price charged to another customer of ALCOA for delivery respectively into Mexico or Canada, for the same specification during the same period or: (II) the lowest weighted average conversion price for the same specification during the same period, available to ANC from KAISER and/or ALCAN, if those competitors are committed to, or are offering to supply, individually at least 15% of ANC's North American requirements for the relevant type of can stock.
d/Procedure for establishing a fixed price. ANC shall advise ALCOA in writing of the volume and delivery period for which the fixed price will be established. ALCOA will confirm in writing to ANC the details of the intended metal coverage program, provided that the quantity to be fixed on any one day shall not exceed 40 million pounds, in aggregate for all pricing mechanisms, unless specifically agreed upon by the parties. The notification day ends at 5:00pm East Standard Time on the day ANC instructs ALCOA to fix the price of the metal component for the requested delivery period. In the event that ANC places more than forty (40) million pounds of volume on any one day, in order to establish the metal component price, ALCOA will use the average of the LME cash settlement prices for the next "X" LME working days (the placement period), plus the contangoes or backwardations applicable to the future delivery periods, where "X" is the total volume placed divided by forty (40) million pounds, and rounded up to the whole number of days. ANC will immediately instruct ALCOA whether or not to implement the program. After completion, ALCOA will notify ANC as to the actual metal component fixed price.

5.6/SPOT PRICING. The spot price is the sum of the metal component price and the conversion price.
a/Metal component. The spot price metal component is the average of the LME's London Clearing House (LCH) aluminum high-grade contracts closing prices for the month prior to delivery, plus the average applicable Midwest market delivered premium for the same month.
b/Conversion component. For each product (body-stock, end-stock, tab-stock), and specification, the conversion component


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of the spot price shall be the lower of (I) ALCOA's published conversion price at the time of shipment, or (II) the competitive market conversion price. The competitive market conversion price shall be the lower of (I) for delivery within the continental United States, ALCOA's lowest weighted average conversion price charged to another customer of ALCOA for delivery within continental United States, for the same specification during the same period, and for delivery in Mexico or Canada, ALCOA's lowest weighted average conversion price charged to another customer of ALCOA for delivery respectively into Mexico or Canada, for the same specification during the same period or: (II) the lowest weighted average conversion price for the same specification during the same period, available to ANC from KAISER and/or ALCAN, if those competitors are committed to, or are offering to supply, individually at least 15% of ANC's North American requirements for the relevant type of can stock.

5.7/CONVERSION COMPONENT OF TOLLING PRICES.
The tolling fee for Class I scrap is established for year 1995 at [*] above the body-stock conversion price defined in Article 5, Section 5.3-d above. The tolling fee for Class III scrap is established for year 1995 at [*] above the body-stock conversion price defined in Article 5, Section 5.3-d above. Both tolling fees are subject to yearly adjustment by multiplication by the ratio of the Producer Price Index of September of the preceding year by the Producer Price Index of September 1994 [Example: if the PPI index of September 1994 is 324, and the PPI index of September 1995 is 337, and provided that the body-stock conversion fee is [*], the maximum tolling fee for Class I scrap for year 1996 shall be [*] x (337/324) = [*], but may not be higher than the competitive tolling market fee. The competitive tolling market fee shall be the lower of (I) for delivery within the continental United States, ALCOA's lowest weighted average tolling fee charged by ALCOA to another customer for delivery within the continental United States, for the same specifications during the same period, and for delivery in Mexico or Canada, ALCOA's lowest weighted average tolling fee charged by ALCOA to another customer for delivery respectively within Mexico or Canada, or: (II) the weighted average tolling fee for the same specifications during the same period, available to


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ANC from KAISER and/or ALCAN if those competitors are committed to, or are offering to supply, individually, at least 15% of ANC's North American requirements for the relevant product.

5.8/ADJUSTMENT OF THE CONVERSION COMPONENT TO MEET COMPETITION.
a/Should ANC at any time provide ALCOA with evidence that ANC has a bona fide offer from KAISER and/or ALCAN with a conversion price and/or tolling fees more favorable than those ANC gets from ALCOA, ALCOA will adjust its relevant conversion prices and/or tolling fees to the level of the competitive offer at the effective date of such offer, subject to the provisions of Article 5, Sections 5.8-c and 5.8-d.
b/Once the price for can-stock has been established, this price shall be adjusted only for changes in conversion prices or tolling fees pursuant to
Article 5, Section 5.8-a above, or to reflect the difference in specification of an order to the base specification. The price shall not be adjusted for any changes in metal, contango, backwardation, ceiling risk premium, minimum-maximum risk premium or delivery premiums during the period.
c/Should ANC at any time provide ALCOA with evidence that ANC has a bona fide offer from KAISER and/or ALCAN to sell can-stock in the United States, Mexico or Canada on a straight sale pricing more favorable than the pricing being charged by ALCOA hereunder, and the conversion price is not explicitly stated, then the competitive conversion price for that country will be derived by subtracting the Midwest price for the metal for the relevant period of the offer on the date of the competitive offer from the competitor's straight sale price. If ALCOA elects to meet this competitive situation, at ALCOA's option, ALCOA may meet either the outright sales price, or the derived matched conversion price.
Because of the volatility of the metal market, both parties agree to act on a timely basis to ensure that all competitive price comparisons are contemporaneous. ALCOA will advise ANC within thirty (30) working days of the terms of any sale made by ALCOA to any customer for delivery in continental United States, Mexico and Canada, as appropriate, that reflects a conversion price lower than the last price offer made by ALCOA to ANC, and will adjust ANC's price to the date of the relevant sale.


ALUMINUM PURCHASE AGREEMENT (ANC-ALCOA)                                    15/27

                                STRICTLY PRIVATE

ANC will advise ALCOA within five (5) working days that ANC has a bona fide offer from ALCAN or KAISER individually to sell at least 15% of ANC's relevant can-stock product requirements on either a total pricing or a conversion price basis more favorable than the price charged by ALCOA, and ANC will give ALCOA ten (10) working days to match, at ALCOA's option, either the conversion price or the total straight sale price. If ANC doesn't receive ALCOA's agreement to match the competitive offer within the ten (10) working days period, then ANC shall be entitled, without any liability beyond the metal component price liability described in Article 5, Section 5.10 below, to purchase the quantity of can-stock offered by the other supplier with a corresponding reduction in ANC's committed volume to ALCOA.
d/For competitive straight sale and/or conversion price offers which ALCOA is required to meet, or bring to ANC, any of the following price arrangements shall be excluded from consideration in determining the value of the offer:
-unique systems savings programs,
-specific promotional prices or promotional tolling fees, -spot pricing or toll fees for incremental business, -annual or multi-year pricing based on or tolling fees derived from forward metal prices or hedges,
-multi-year pricing or tolling fees arrangements made prior to the execution of this contract
-any special discounts to ANC off "the best or lowest market price", including any discount offered off the ALCOA price list by any reliable supplier to ANC for a fixed long-term volume.
In the event ANC's competitive price offer is below ALCOA's price by more than $0.005 per pound, at ALCOA's request, ANC will confirm that the offer does not contain any of the excluded arrangements set forth above in this Article 5,
Section 5.8-d.

5.9/LIQUIDATION OF METAL POSITIONS. After ANC and ALCOA have agreed upon a contract volume for a period, and if for any reason, permitted by this Agreement or by ALCOA, any amount of that commitment is not purchased by ANC, ALCOA shall, with the agreement of both parties, either liquidate any metal future position relating to this volume at ANC's sole expense, or apply such metal position against the next available scheduled shipment volume until all such metal is

ALUMINUM PURCHASE AGREEMENT (ANC-ALCOA)                                    16/27

                                STRICTLY PRIVATE
consumed. In the event ALCOA liquidates any futures or option positions, ANC shall forfeit any prepaid fees and shall be obligated to pay any reasonable expenses incurred in the liquidation.

5.10/CHANGE IN MARKET CONDITIONS. If, during the life of this Agreement, the contractual price mechanisms described hereinabove no longer reflect the announced ALCOA price mechanisms, the price mechanism available to ANC from ALCAN or KAISER, or the price mechanism currently being offered to other ALCOA's customers by ALCOA, ANC and ALCOA agree to meet and discuss these changes and their impact on this Agreement, with the goal not to disadvantage either party.

5.11/INVOICING AND CREDIT PROCEDURES. For all pricing mechanisms, the invoice price is the sum of the actual metal component defined in Article 5, Sections 5.3-c, 5.4-c, 5.5-c, and 5.6-c, plus the published ALCOA conversion revenue. In the event that during any shipment month, an agreed upon conversion price competitive situation exists, then ALCOA will issue to ANC a credit for the difference between the published conversion price, and the competitive conversion price during the month following shipment. If appropriate, the parties may agree on more specific procedures for a defined period of time.

ARTICLE VI:  SCHEDULING.

6.1/ONE LINE-ONE MILL. The parties agree that, as far as practically possible, they will dedicate specific entire lines (ANC) to specific mills (ALCOA), and specific mills (ALCOA) to specific entire lines (ANC). The list of lines to be serviced by ALCOA under this Article 6, Section 6.1, in 1995, is set forth in Exhibit B. The list of lines to be serviced by ALCOA under this Article 6,
Section 6.1, for subsequent years, will be agreed upon each year by the parties.

6.2/ANNUAL FORECASTS. As soon as practicable and for the first time within two
(2) weeks after the effective date of this Agreement, and thereafter by November 1 of each subsequent year, ANC shall


ALUMINUM PURCHASE AGREEMENT (ANC-ALCOA)                                    17/27

                                STRICTLY PRIVATE
provide ALCOA with a schedule showing ANC's annual estimates for purchase of each type of can-stock for the following year of the Agreement.

6.3/MONTHLY COMMITMENTS. ANC will use its best commercial efforts to schedule and release in equal monthly shipments, with seasonality not to exceed plus or minus 5%. Each calendar month (M), ANC will provide ALCOA with an estimate of its requirements by type of can-stock and by delivery location for months M+2 and M+3. The estimate for month M+2 shall be considered as a firm commitment for ALCOA to ship and for ANC to take delivery that can be modified only by agreement between the parties. [Example: by the end of June, ANO shall give ALCOA an estimate of can-stock delivery for the months of August (M+2) and September (M+3). August volume will be firm delivery schedule, while September shall still be considered an estimate.]

ARTICLE VII:  QUALITY

7.1/SPECIFICATIONS. Specifications for can-stock to be delivered to ANC are set forth in Exhibits A-1, A-2, and A-3. ANC may at any time change its specifications for any type of can-stock provided ALCOA does not object in writing to ANC, with a detailed explanation of the reasons for the objection, within thirty (30) days of ANC's notification to ALCOA of the requested new specifications. ALCOA may not object if ANC's specifications are within specifications generally available to other aluminum container manufacturers from ALCOA at the time of the change. A specification change shall be effective for orders to be delivered sixty (60) days after the date of such change.

Can-stock covered by this Agreement shall meet ANC's specifications and standards set forth in Exhibits A-1, A-2, and A-3, as modified from time to time hereafter in accordance with this Article 7, Section 7.1.



ALUMINUM PURCHASE AGREEMENT (ANC-ALCOA)                                    18/27

                                STRICTLY PRIVATE

7.2/REJECTIONS. Aluminum can-stock shall be subject to rejection by ANC if: (1) it fails to meet ANC's specifications and standards, or (2) it fails to run in comparably equipped ANC's plants in accordance with the standards typically applied by ANC to its other can-stock suppliers at that or other plants, as more generally described in Exhibit E. ALCOA and ANC shall work together in good faith to determine whether the rejection was the fault of ALCOA or ANC, and, if determined to be the fault of ALCOA, to agree upon the appropriate disposition of the rejected material. In resolving the issues of responsibility and disposition, the parties shall utilize the customs and procedures currently utilized between them. Should ANC reject aluminum can-stock supplied by ALCOA because of ALCOA's failure as described above, ANC shall, as agreed to by the parties, either receive replacement aluminum can-stock of an equivalent type and for the same amount of metal units, or a cash refund (or credit) in the full amount of the purchase price or toll fee of the rejected can-stock. If ANC receives a refund or a credit, the volume of rejected can-stock, whether purchased on a straight sale or tolling basis, shall be at ANC's sole option credited against ANC's volume commitment hereunder. At ALCOA's option, ANC will either return such rejected aluminum can-stock to ALCOA, or ALCOA shall deduct the scrap value of such can-stock received by ANC. If rejected can-stock was acquired on a toll basis, and ANC receives a refund or credit, the parties shall also agree upon an appropriate adjustment to such refund or credit to reflect the value of the original scrap. ALCOA shall, on a case by case basis, give consideration to reimbursing ANC for (1) ANC's reasonable direct cost associated with the processing by ANC of defective material in accordance with practices and procedures currently in place between the parties, (2) if relevant, ANC's replacement of defective and/or rejected material with comparable substitute material from another qualified supplier.

Attached hereto as Exhibit E is the procedure under which ALCOA may be disqualified as a supplier of aluminum to ANC as a result of ALCOA's supply of material which does not meet ANC's specifications and standards. Should ALCOA be disqualified at any plant location pursuant to the attached procedure, ALCOA will, within a three-month period after such disqualification, be given the opportunity to re-qualify through ANC's normal re-qualification procedure provided that ALCOA

ALUMINUM PURCHASE AGREEMENT (ANC-ALCOA)                                    19/27

                                STRICTLY PRIVATE
has given reasonable assurances to ANC that the quality problem that gave rise to ALCOA's disqualification has been resolved. In such event, ANC will be relieved from the obligation to purchase the quantity of metal that would normally have been purchased from ALCOA during the period of disqualification (such quantity of metal being defined as the percentage of the annual volume for that year that the period of disqualification bears to one year).

ARTICLE VIII:  WARRANTY

8.1/WARRANTY. ALCOA warrants that the can-stock supplied hereunder will conform to ANC's standards and specifications set forth in Exhibits A-1, A-2, and A-3, as modified from time to time hereafter as provided in Article 7, Section 7.1, that it will convey good title thereto, and that such can-stock will be delivered from any lawful security interest or any other lien or encumbrance. ALCOA makes no warranty that the can-stock shall be merchantable or fit for any particular purpose. ALCOA makes no warranty, express or implied, except such as is expressly set forth herein. ALCOA shall not be liable to ANC for any incidental or consequential damage from any breach of this Agreement.

ARTICLE IX: FORCE MAJEURE. If the full or partial performance of this Agreement by either party hereto (other than the payment of money due hereunder) is delayed, interrupted, or prevented by reason of any strike, labor difficulty, lockout, fire, explosion, fight, mobilization, war (declared or undeclared), hostilities, riots, rebellion, revolution, blockade, act of any government or agency or subdivision thereof, acts of public enemies, or other acts of God or any other cause, whether or not of the nature or character specifically enumerated above, which is beyond the reasonable control of such party, then:

(a) such party shall give notice to the other of the existence of the Force Majeure event and the impact of the event on its North American facilities;



ALUMINUM PURCHASE AGREEMENT (ANC-ALCOA)                                    20/27

                                STRICTLY PRIVATE

(b) such party shall be excused from the performance of this Agreement (other than the payment of monies due hereunder) while and to the extent that such party is delayed, interrupted or prevented from so performing by one or more of such causes; and

(c) the performance of this Agreement shall be resumed as soon as practicable after such disability is removed.

If a party is only partially disabled by an event of force Majeure, the disabled party's obligations shall be partially reduced by the amount of the proportionate effect of the disabling event on all of that party's North American facilities.

ARTICLE X:  DEFAULT

10.1/UNEXCUSED FAILURE TO SUPPLY. Unless otherwise excused due to Force Majeure, if ALCOA fails to supply can-stock to ANC in accordance with the terms of an acknowledged order, and, as a result of this failure, ALCOA either misses a delivery or delivers non-conforming can-stock to ANC, ANC shall notify ALCOA within ten (10) business days of this failure. Upon receipt of this notice, ALCOA and ANC shall meet and discuss the prompt replacement shipment of can-stock meeting the specification from ALCOA's facilities. In the event that the parties cannot work out satisfactory arrangements for replacement can-stock, the parties shall discuss arrangements for substitute can-stock from third parties if necessary to avoid production interruptions of ANC's facilities. The replacement of can-stock by ALCOA or substitute of can-stock from third parties shall constitute ANC's exclusive remedy for ALCOA's un-excused failure to supply can-stock pursuant to the terms of an acknowledged order. The non-conforming can-stock shall then be returned to ALCOA at ALCOA's cost and expense.

10.2/OTHER DEFAULT. Any other material failure of either party to perform or observe its obligations under this Agreement shall be a default of this Agreement. Unless this default is excused by Force

ALUMINUM PURCHASE AGREEMENT (ANC-ALCOA)                                    21/27

                                STRICTLY PRIVATE

Majeure or diligent action is taken to remedy this failure within thirty (30) days after notice by the non-defaulting party to the defaulting party specifying the default, then the non-defaulting party shall have such remedy or remedies as are provided by statute, or by law, equity or in bankruptcy or insolvency proceedings.

10.3/EFFECT ON PARTIES. Subject to and without limitation of paragraph 10.4 below, in the event of such a termination:
(a) ALCOA shall return to ANC any property belonging to ANC at ALCOA's manufacturing facilities; the cost of such return shall be the responsibility of ALCOA in the event of an ALCOA default and ANC in the event of an ANC default;
(b) The parties shall pay one another any amounts that may be due and unpaid within thirty (30) days after any such termination.

10.4/NO PREJUDICE. Except as otherwise provided in this Article 10, termination of this Agreement under the preceding paragraphs shall be without prejudice to any right or remedy available to either party under the provisions of this Agreement, or any law, statute or regulation. Upon termination of this Agreement by either of the parties, any payment to be made under this Agreement shall become due immediately.

ARTICLE XI:  MISCELLANEOUS

11.1/INTEGRATION AND MODIFICATION. This Agreement forms the entire agreement between the parties as to the subject matter of this Agreement, and all prior agreements (including without limitation the Supply Agreement dated June 1, 1990), commitments, representations, writings, and discussions are merged into and superseded by this Agreement. This Agreement may not be released, discharged, changed, or modified in any manner except by an instrument in writing signed by a duly authorized officer or representative of each of the parties.


ALUMINUM PURCHASE AGREEMENT (ANC-ALCOA)                                    22/27

                                STRICTLY PRIVATE

11.2/PURCHASE AND SALES FORMS. No printed terms or conditions appearing on any sales acknowledgment of ALCOA or shipment release or purchase order forms of ANC shall govern the purchase hereunder, and the terms and conditions of this Agreement shall be controlling.

11.3/WAIVERS. The failure of either party hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of such provisions nor in any way to affect the validity of this Agreement or any part thereof, nor the right of any party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to be a waiver of any other or subsequent breach.

11.4/ASSIGNMENT AND DELEGATION. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns. Neither party may assign this Agreement or any right arising hereunder, nor delegate any duty or obligation arising hereunder, without the prior written consent of the other party.

11.5/NOTICES. All notices and other communications provided for hereunder shall be in writing and given by registered or certified mail, or responsible overnight courier, addressed as provided below, with acknowledgment of receipt requested, or by telex, telegram, cable or facsimile, sent or delivered to the addressee below, or, as to each party, at such addresses as shall be designated by such party hereafter in a written notice to the other. All such notices and communications shall be effective when hand delivered or, in the case of notice by facsimile, on the day of receipt if received prior to 5:00p.m. EST on a working day or on the next working day if received after 5:00p.m. EST on a working day, provided that the sender's copy includes the appropriate acknowledgment of receipt by the receiver's facsimile machine.

If to ALCOA: Aluminum Company of America    If to ANC: American National Can Co.
             Rigid Packaging Division                  8770 West Bryn Mawr
             1100 Riverview Tower                      Chicago, Illinois 60631
             900 South Gay Street                      Attention: Corporate Secretary
             KNOXVILLE, TN 37902

ALUMINUM PURCHASE AGREEMENT (ANC-ALCOA)                                    23/27

                                STRICTLY PRIVATE

Attention: President

11.6/AUDITS. ANC shall be entitled to make physical inventory audits of its property in ALCOA's possession at any time, upon reasonable notice, during ALCOA's normal business hours. In addition, ANC may perform reasonable quality audits of ALCOA's systems, procedures and processes to assure that can-stock produced hereunder meets the specifications and other requirements contained in this Agreement.

11.7/CONFIDENTIALITY. ALCOA shall hold in confidence during and for a period of 10 years after the term of this Agreement, shall not disclose to anyone other than employees of ALCOA who have a need to know, and shall use only for ANC's benefit, any confidential technical information (including, without limitation, specifications, drawings, designs, samples and models) furnished by ANC in connection with this Agreement; provided that no document furnished to ALCOA by ANC shall be deemed to be confidential unless it is marked "CONFIDENTIAL" or the equivalent when furnished.

ANC shall hold in confidence during and for a period of 10 years after the term of this Agreement, shall not disclose to anyone other than employees of ANC who have a need to know, and shall use only for ALCOA's benefit, any confidential technical information (including, without limitation, specifications, drawings, designs, samples and models) furnished by ALCOA in connection with this Agreement; provided that no document furnished to ANC by ALCOA shall be deemed to be confidential unless it is marked "CONFIDENTIAL", "STRICTLY PRIVATE", or the equivalent when furnished.

Neither party shall have liability for disclosures of information otherwise prohibited under this Section if the information:
(a) was already in the public domain when disclosed; or



ALUMINUM PURCHASE AGREEMENT (ANC-ALCOA)                                    24/27

                                STRICTLY PRIVATE

(b) was obtained lawfully from a third party not under a confidentiality obligation to either ANC or ALCOA; or
(c) was disclosed in accordance with requirements imposed by any applicable law, rule or regulation or by any court or regulatory agency with jurisdiction over the disclosing party, provided that the disclosing party reasonably assisted and cooperated with the other party in attempting to preserve the confidentiality of the information involved, including without limitation
    (I) immediately notifying the other party upon learning of any such disclosure requirement and
    (II) not disclosing the information earlier than required.
For purposes of this Agreement, subject to the exceptions set forth in the preceding sentence, information regarding a party's pricing, production, raw materials, labor and other costs, suppliers, customers and technology, whether or not labeled or described by such party as "confidential," shall be considered confidential information and subject to this Section in addition to any other information identified from time to time by such party as "confidential."
(d) is independently developed by the recipient.

11.8/HEADINGS. The captions, titles and headings described in this Agreement have been inserted as a matter of convenience and reference only and do not limit or describe the scope of this Agreement or otherwise control or affect the interpretation of this Agreement.

11.9/APPLICABLE LAW. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Illinois.

11.10/SEVERABILITY. In the event any provision of this Agreement (whether a paragraph, sentence or a portion thereof) is determined by a court of competent jurisdiction to be null and void or unenforceable, such provision shall be deemed to be severed, and the remaining provisions of this Agreement shall remain in full force and effect.


ALUMINUM PURCHASE AGREEMENT (ANC-ALCOA)                                    25/27

                                STRICTLY PRIVATE

11.11/INDEPENDENCE OF PARTIES, FURTHER ASSURANCES AND CERTAIN REPRESENTATIONS.
(a) The parties acknowledge that the contractual relationship established hereunder shall be one of independent contractors. ANC and ALCOA shall not, by execution of this Agreement, be deemed partners, joint venturers or agents for one another for any purpose whatsoever.
(b) Each party warrants to the other that:
    (I) it has the corporate power and authority to enter into this Agreement and to carry out the transactions contemplated hereby, and
    (II) this Agreement has been duly executed and delivered on its behalf.
(c) Each of the parties agrees to furnish to the other such additional documents and instruments as shall be reasonably requested to effectuate the purposes of this Agreement.

11.12/LEGISLATIVE INCREASES. During the term of this Agreement, federal, state or local legislative changes could have a material impact on ALCOA's costs of supplying can-stock to ANC. All prices and fees are subject to increase by ALCOA to reflect these cost increases, provided and only to the extent that these costs increases are also reflected in the prices of can-stock available in the market, and subject to the provisions of Article 5, Sections 5.3-d, 5.4-d, 5.5-d, 5.6-d, 5.7 and 5.8 above. The parties shall meet and discuss the impact of such changes and the actions to be taken to minimize the cost of compliance.

11.13/HARDSHIP. If at any time or from time to time during the term of this Agreement, without default of the party concerned, an intervening event or change of circumstances occurs which is beyond the said party's control, when acting reasonably and prudently, such that the consequences and effects of which create a set of circumstances which are fundamentally different from what was contemplated by the parties at the time of entering into this Agreement. Upon the occurrence of such an event, the party claiming that it is placed in such a position may, by notice, request the other to meet to determine if said occurrence has happened and, if so, agree upon what, if any, adjustment in the price then in force under this Agreement and/or other terms and conditions hereof is justified under the circumstances, in fairness to the parties, to alleviate the consequences and effects of said occurrence.


ALUMINUM PURCHASE AGREEMENT (ANC-ALCOA)                                    26/27

                                STRICTLY PRIVATE

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first written above.

WITNESS                             ALUMINUM COMPANY OF AMERICA

/s/ Illegible                       BY:   /s/ George Bergerson

WITNESS                             AMERICAN NATIONAL CAN COMPANY

/s/ Illegible                       BY:   /s/ Edward Lapekas









ALUMINUM PURCHASE AGREEMENT (ANC-ALCOA)                                    27/27

                                STRICTLY PRIVATE

                  LIST OF EXHIBITS IDENTIFIED IN THIS AGREEMENT


Exhibit A-1 - ANC standards and specifications for body-stock.
Exhibit A-2 - ANC standards and specifications for end-stock.
Exhibit A-3 - ANC standards and specifications for tab-stock.

Exhibit B - Ship to locations for year 1995.

Exhibit C - ALCOA's specifications for each type of metal unit used for toll conversion into can-stock.

Exhibit D - List of ANC's current beverage can manufacturing facilities in North America as of January 1st, 1994.

Exhibit E - Disqualification procedure.

Exhibit F - Letter from ANC to ALCOA giving certain indications in relationship with potential volumes and mix allocation for years 1996 and 1997.















ALUMINUM PURCHASE AGREEMENT (ANC-ALCOA)                                  Exhibit
                                STRICTLY PRIVATE

          EXHIBITS A-1, A-2, AND A-3: ANC STANDARDS AND SPECIFICATIONS

Exhibit A-1 - ANC standards and specifications for body-stock (attached). Exhibit A-2 - ANC standards and specifications for end-stock (attached). Exhibit A-3 - ANC standards and specifications for tab-stock (attached).




















ALUMINUM PURCHASE AGREEMENT (ANC-ALCOA)                                  Exhibit
                                STRICTLY PRIVATE

                                   EXHIBIT A-1
                 ANC STANDARDS AND SPECIFICATIONS FOR BODY-STOCK

Exhibit A-1-a: 3004 Alloy H19 Temper (1 page, attached)
Exhibit A-1-b: 3104 Alloy Hl9 Temper (1 page, attached)
Exhibit A-1-c: 3204 Alloy Hl9 Temper (1 page, attached)


















ALUMINUM PURCHASE AGREEMENT (ANC-ALCOA)                                  Exhibit
                                STRICTLY PRIVATE

NUMBER:   RD/S-88-005A                                               Page 1 of 1
DATE:     09/23/88
REVISED:  12/07/93
                                  EXHIBIT A-1-a

                              AMERICAN NATIONAL CAN
                                  CORPORATE R&D
                          MATERIALS SPECIFICATION SHEET

                                          Final After Signature Approvals
====================================================================================================================
Material Identification (Name, Code, Mfgr. Etc.)
------------------------------------------------

Aluminum:  3004 Alloy H19 Temper.                Application:  Drawn and Ironed Beverage Can Bodies.
====================================================================================================================
Primary (Fixed) Specifications:
------------------------------
1.    Tolerances:
      a)  Gauge:                           plus/minus 0.0002"
      b)  Coil Width:                      -0.000", +0.125"
      d)  Camber:                          0.015" maximum in 30", 1/4" maximum in 10 ft.

2.    Mechanical Properties:
      a)  Yield Strength:                  42.5 ksi maximum as received and 36.0 ksi minimum after 400 degrees F bake for 10 minutes.
      b)  Elongation in 2":                3% minimum as received

3.    Earing:                              2.5% maximum at a 42% draw reduction using a controlled gap hold down to minimize pinching of ears.

4.    Surface Roughness:                   15-25 microinches (AA).

5.    Chemical Composition (% maximum unless shown otherwise):  0.30 Si, 0.70 Fe, 0.25 Cu, 1.0-1.5 Mn, 0.8-1.3 Mg,
      0.25 Zn, 0.0001 Be, others 0.05 each and 0.15 total, balance A1.
====================================================================================================================
Secondary (Variable) Specifications:
-----------------------------------

1.    Coils are to be relubed with DTI 5600 PL at 25 plus/minus 10 mg/sq.ft./side. Forest Park requires Nalco
      6468AB at 25 plus/minus 10 mg/sq.ft./side. Other relubes may only be supplied when approved by Development and/or Materials Process Engineering.
====================================================================================================================
Remarks:
-------

1.    Presence of oxides, inclusions, laminations, slivers, rolled-over scratches, rolled-in dirt, abrasions, pinholes, water stain corrosion and stains may be cause for rejection.
2.    Material with inadequate formability for drawing and ironing is subject to rejection.
3.    Flatness/shape inadequate to permit feeding in the cupper press is subject to rejection.
4.    ASTM B557 and E8 apply.
====================================================================================================================
                                             Approvals (As Applicable)
====================================================================================================================
       Development                       CREG                         MFOP                        MTMG
====================================================================================================================
By /s/ Illegible               By /s/ Illegible             By /s/ Illegible            By /s/ Illegible
  ------------------------       ------------------------     ------------------------    ------------------------

Date  12/14/93                 Date  2/9/94                 Date  1/7/94                Date  12/14/93
    ----------------------         ----------------------       ----------------------      ----------------------
====================================================================================================================

====================================================================================================================



ALUMINUM PURCHASE AGREEMENT (ANC-ALCOA)                                  Exhibit
                                STRICTLY PRIVATE

NUMBER:   RD/S-88-005A                                               Page 1 of 1
DATE:     09/23/88
REVISED:  12/07/93
                                  EXHIBIT A-1-b

                              AMERICAN NATIONAL CAN
                                  CORPORATE R&D
                          MATERIALS SPECIFICATION SHEET

                                          Final After Signature Approvals
====================================================================================================================
Material Identification (Name, Code, Mfgr. Etc.)
------------------------------------------------

Aluminum:  3004 Alloy H19 Temper.                Application:  Drawn and Ironed Beverage Can Bodies.
====================================================================================================================
Primary (Fixed) Specifications:
------------------------------
1.    Tolerances:
      a)  Gauge:                           plus/minus 0.0002"
      b)  Coil Width:                      -0.000", +0.125"
      d)  Camber:                          0.015" maximum in 30", 1/4" maximum in 10 ft.

2.    Mechanical Properties:
      a)  Yield Strength:                  42.5 ksi maximum as received and 36.0 ksi minimum after 400 degrees F bake for 10 minutes.
      b)  Elongation in 2":                3% minimum as received

3.    Earing:                              2.5% maximum at a 42% draw reduction using a controlled gap hold down to minimize pinching of ears.

4.    Surface Roughness:                   15-25 microinches (AA).

5.    Chemical Composition (% maximum unless shown otherwise): 0.60 Si, 0.80 Fe, 0.05-0.25 Cu, 0.8-1.4 Mn, 1.3-1.5
      Mg, 0.25 Zn, 0.10 Ti, 0.0001 Be, others 0.05 each and 0.15 total, balance A1.
====================================================================================================================
Secondary (Variable) Specifications:
-----------------------------------

1.    Coils are to be relubed with DTI 5600 PL at 25 plus/minus 10 mg/sq.ft./side. Forest Park requires Nalco
      6468AB at 25 plus/minus 10 mg/sq.ft./side. Other relubes may only be supplied when approved by Development and/or Materials Process Engineering.
====================================================================================================================
Remarks:
-------

1.    Presence of oxides, inclusions, laminations, slivers, rolled-over scratches, rolled-in dirt, abrasions, pinholes, water stain corrosion and stains may be cause for rejection.
2.    Material with inadequate formability for drawing and ironing is subject to rejection.
3.    Flatness/shape inadequate to permit feeding in the cupper press is subject to rejection.
4.    ASTM B557 and E8 apply.
====================================================================================================================
                                             Approvals (As Applicable)
====================================================================================================================
       Development                       CREG                         MFOP                        MTMG
====================================================================================================================
By /s/ Illegible               By /s/ Illegible             By /s/ Illegible            By /s/ Illegible
  ------------------------       ------------------------     ------------------------    ------------------------

Date  12/14/93                 Date  2/9/94                 Date  1/7/94                Date  12/14/93
    ----------------------         ----------------------       ----------------------      ----------------------
====================================================================================================================




ALUMINUM PURCHASE AGREEMENT (ANC-ALCOA)                                  Exhibit
                                STRICTLY PRIVATE

NUMBER:   RD/S-88-005A                                               Page 1 of 1
DATE:     01/02/93
REVISED:  12/07/93
                                  EXHIBIT A-1-c

                              AMERICAN NATIONAL CAN
                                  CORPORATE R&D
                          MATERIALS SPECIFICATION SHEET

                                          Final After Signature Approvals
====================================================================================================================
Material Identification (Name, Code, Mfgr. Etc.)
------------------------------------------------

Aluminum:  3004 Alloy H19 Temper.                Application:  Drawn and Ironed Beverage Can Bodies.
====================================================================================================================
Primary (Fixed) Specifications:
------------------------------
1.    Tolerances:
      a)  Gauge:                           plus/minus 0.0002"
      b)  Coil Width:                      -0.000", +0.125"
      d)  Camber:                          0.015" maximum in 30", 1/4" maximum in 10 ft.

2.    Mechanical Properties:
      a)  Yield Strength:                  44.0 ksi maximum as received and 37.5 ksi minimum after 400 degrees F bake for 10 minutes.
      b)  Elongation in 2":                3% minimum as received

3.    Earing:                              2.5% maximum at a 42% draw reduction using a controlled gap hold down to minimize pinching of ears.

4.    Surface Roughness:                   15-25 microinches (AA).

5.    Chemical Composition (% maximum unless shown otherwise): 0.60 Si, 0.80 Fe, 0.05-0.25 Cu, 0.8-1.4 Mn, 1.3-1.5
      Mg, 0.25 Zn, 0.10 Ti, 0.0001 Be, others 0.05 each and 0.15 total, balance A1.
====================================================================================================================
Secondary (Variable) Specifications:
-----------------------------------

1.    Coils are to be relubed with DTI 5600 PL at 25 plus/minus 10 mg/sq.ft./side. Forest Park requires Nalco
      6468AB at 25 plus/minus10 mg/sq.ft./side. Other relubes may only be supplied when approved by Development and/or Materials Process Engineering.
====================================================================================================================
Remarks:
-------

1.    Presence of oxides, inclusions, laminations, slivers, rolled-over scratches, rolled-in dirt, abrasions, pinholes, water stain corrosion and stains may be cause for rejection.
2.    Material with inadequate formability for drawing and ironing is subject to rejection.
3.    Flatness/shape inadequate to permit feeding in the cupper press is subject to rejection.
4.    ASTM B557 and E8 apply.
====================================================================================================================
                                             Approvals (As Applicable)
====================================================================================================================
       Development                       CREG                         MFOP                        MTMG
====================================================================================================================
By /s/ Illegible               By /s/ Illegible             By /s/ Illegible            By /s/ Illegible
  ------------------------       ------------------------     ------------------------    ------------------------

Date  12/14/93                 Date  2/9/94                 Date  1/10/93               Date  12/14/93
    ----------------------         ----------------------       ----------------------      ----------------------
====================================================================================================================




ALUMINUM PURCHASE AGREEMENT (ANC-ALCOA)                                  Exhibit
                                STRICTLY PRIVATE

                                   EXHIBIT A-2
                 ANC STANDARDS AND SPECIFICATIONS FOR END-STOCK

Exhibit A-2-a: 5182 Alloy H19 Temper Coated (2 pages, attached)

Exhibit A-2-b: 5182 Alloy H19 Temper Bare (1 page, attached)


























ALUMINUM PURCHASE AGREEMENT (ANC-ALCOA)                                  Exhibit
                                STRICTLY PRIVATE

NUMBER:   RD/S-88-013A                                               Page 1 of 2
DATE:     09/23/88
REVISED:  01/02/93
                                  EXHIBIT A-2-a

                              AMERICAN NATIONAL CAN
                                  CORPORATE R&D
                          MATERIALS SPECIFICATION SHEET

                                          Final After Signature Approvals
====================================================================================================================
Material Identification (Name, Code, Mfgr. Etc.)
------------------------------------------------

Aluminum:     5182 Alloy H19 Temper and Coil Coated.
Application:  Coil Coated Beer/Beverage End Stock for Wide Shell Press.
====================================================================================================================
Primary (Fixed) Specifications:
------------------------------
1.    Tolerances:
      a)  Gauge:                           plus/minus 0.0002"
      b)  Coil Width:                      -0", +1/8"
      c)  Edge Burr:                       0.002" maximum
      d)  Camber:                          0.015" maximum in 30", 0.250" maximum in 10 ft.
      e)  Flatness:                        1/8" maximum height for cycles up to 18" long.
      f)  Edge Wave:                       Any cycle less than 5" is unacceptable.
      g)  Crossbow:                        A rise exceeding 0.125" is unacceptable.

2.    Mechanical Properties (After Coil Coating):
      a)  Yield Strength:                  47-52 ksi*
      b)  Elongation in 2":                6% minimum
      *Yield strength when measured at 45 degrees to rolling direction.

3.    Chemical Composition (% maximum unless shown otherwise):

      0.20 Si, 0.35 Fe, 0.15 Cu, 0.20-0.50 Mn, 4.00-5.00 Mg, 0.10 Cr, 0.25 Zn, 0.10 Ti, 0.0001 Be, others 0.05 each and 0.15 total, balance A1.
====================================================================================================================
Secondary (Variable) Specifications:
-----------------------------------

1.    Coil coated aluminum beer/beverage end stock is supplied, cleaned and chemically treated with chromate-
      phosphate treatment at a weight of 4-9 mg/sq.ft./side or titanium based treatment prior to coil coating.

2.    Organic coatings should be as follows (including qualified equivalents with same dried film):

        Application/Color                  Exterior Coat (mg/4 sq.in.)      Interior Coat (mg/4 sq.in.)
        -----------------                  ---------------------------      ---------------------------

        Beverage     Clear                 V S9835-007 @ 8, -2, +4          V S9835-007 @ 32, -3, +6
                                           V S6839-020 @ 8, -2, +4          D 8800-A04M @ 32, -3, +6
        Coke         Gold                  V 90X043    @ 8, -2, +4          V S9835-007 @ 32, -3, +6
                                           V S6839-535 @ 8, -2, +4          D 8800-A04M @ 32, -3, +6
        Pepsi        Gold                  V S9835-512 @ 8, -2, +4          V S9835-007 @ 32, -3, +6
                                           V S9829-521 @ 8, -2, +4          D 8800-A04M @ 32, -3, +6
        7-Up         Gold                  V 85X005    @ 8, -2, +4          D 8800-A04M @ 32, -3, +6
====================================================================================================================


ALUMINUM PURCHASE AGREEMENT (ANC-ALCOA)                                  Exhibit
                                STRICTLY PRIVATE

NUMBER:   RD/S-88-013A                                               Page 2 of 2
DATE:     09/23/88
REVISED:  01/02/93
                                  EXHIBIT A-2-a

                              AMERICAN NATIONAL CAN
                                  CORPORATE R&D
                          MATERIALS SPECIFICATION SHEET

                                          Final After Signature Approvals
====================================================================================================================
Secondary (Variable) Specifications:  (Continued)
-----------------------------------

        Application/Color                  Exterior Coat (mg/4 sq.in.)     Interior Coat (mg/4 sq.in.)
        -----------------                  ---------------------------     ---------------------------
        Beer         Clear                 V S9835-007 @ 8, -2, +4         V S9835-007 @ 8, -2, +4
                                           V S6839-020 @ 8, -2, +4         V S6839-020 @ 8, -2, +4
                                           P (E) Coat  @ 8, -2, +4         P (E) Coat  @ 8, -2, +4
        Heileman     Gold                  V 90X044    @ 8, -2, +4         V S9835-007 @ 8, -2, +4
                                           V 85X005    @ 8, -2, +4         V S6839-020 @ 8, -2, +4
        Miller       Gold                  V S9835-512 @ 8, -2, +4         V S9835-007 @ 8, -2, +4
                                           V S9429-521 @ 8, -2, +4         V S6839-020 @ 8, -2, +4
        Pabst        Gold                  V S9835-512 @ 8, -2, +4         V S9835-007 @ 8, -2, +4
                                           V S9429-521 @ 8, -2, +4         V S6839-020 @ 8, -2, +4
        Genesee      Gold                  V S9835-512 @ 10, -2, +4        V S9835-007 @ 8, -2, +4
                                           V S9429-521 @ 10, -2, +4        V S6839-020 @ 8, -2, +4
        AB           Gold                  P (E) Coat  @ 8, -2, +4         P (E) Coat  @ 8, -2, +4

        Note:        V = Valspar; D = Dexter; P = PPG

3.      Exterior Lubricant:
                     Petrolatum at 10 plus/minus 5 mg/sq.ft./side for pigmented gold coatings only.
                     Petrolatum at 6 plus/minus 3 mg/sq.ft./side for all others.
====================================================================================================================

====================================================================================================================
Remarks:
-------
1.    Presence of oxides, inclusions, large carbides, laminations, slivers, rolled-over scratches or gouges, rolled-in defects, abrasions, pinholes and stains, etc., may be cause for rejection.
2.    Material must be able to be fed into shell press, formed into basic ends and converted into finished ends without fracturing.
3.    ASTM B557 and E8 apply.
====================================================================================================================


====================================================================================================================
                                             Approvals (As Applicable)
====================================================================================================================
          READ                           CREG                         MFOP                        MTMG
====================================================================================================================
By /s/ Illegible               By /s/ Illegible             By /s/ Illegible            By /s/ Illegible
  ------------------------       ------------------------     ------------------------    ------------------------

Date  12/21/92                 Date  1/4/93                 Date  12/19/92              Date  1/6/93
    ----------------------         ----------------------       ----------------------      ----------------------
====================================================================================================================




ALUMINUM PURCHASE AGREEMENT (ANC-ALCOA)                                  Exhibit
                                STRICTLY PRIVATE

NUMBER:   RD/S-88-012A                                               Page 1 of 1
DATE:     09/23/88
REVISED:  01/02/93
                                  EXHIBIT A-2-b

                              AMERICAN NATIONAL CAN
                                  CORPORATE R&D
                          MATERIALS SPECIFICATION SHEET

                                          Final After Signature Approvals
====================================================================================================================
Material Identification (Name, Code, Mfgr. Etc.)
------------------------------------------------

Aluminum:  5182 Alloy H19 Temper.                Application:  Plain Beer/Beverage End Stock for Coil or Sheet
                                                               Coating.
====================================================================================================================
Primary (Fixed) Specifications:
------------------------------
1.    Tolerances:
      a)  Gauge:                           plus/minus 0.0002"
      b)  Coil Width:                      -0.000", +0.125"
      c)  Edge Burr:                       0.002" maximum
      d)  Camber:                          0.015" maximum in 30", 0.250" maximum in 10 ft.
      e)  Flatness:                        1/8" maximum height for cycles up to 18" long.
      f)  Edge Wave:                       Any cycle less than 5" is unacceptable.
      g)  Crossbow:                        A rise exceeding 1/8" is unacceptable.

2.    Mechanical Properties (After 10 Minutes at 360 degrees F):
      a)  Yield Strength:                  47-52 ksi*
      b)  Elongation in 2":                6% minimum
      *Yield strength when measured at 45 degrees to rolling direction.

3.    Chemical Composition (% maximum unless shown otherwise):

      0.20 Si, 0.35 Fe, 0.15 Cu, 0.20-0.50 Mn, 4.0-5.00 Mg, 0.10 Cr, 0.25 Zn, 0.10 Ti, 0.0001 Be, others 0.05 each and 0.15 total, balance A1.
====================================================================================================================
Secondary (Variable) Specifications:
-----------------------------------

Plain aluminum beverage end stock is supplied, cleaned, chemically treated with A272A or equivalent chromate-
phosphate treatment at a weight of 3-9 mg/sq.ft./side and is DOS reoiled at 0.9 plus/minus 0.3 mg/sq.ft./side.
====================================================================================================================
Remarks:
-------

1.    Presence of oxides, inclusions, slivers, rolled-over scratches, rolled-in dirt, abrasions, pinholes and stains may be cause for rejection.
2.    Material must be able to be formed into basic ends and converted into finished ends without fracturing, otherwise it will be subject to rejection.
3.    ASTM B557 and E8 apply.
====================================================================================================================
                                             Approvals (As Applicable)
====================================================================================================================
          READ                           CREG                         MFOP                        MTMG
====================================================================================================================
By /s/ Illegible               By /s/ Illegible             By /s/ Illegible            By /s/ Illegible
  ------------------------       ------------------------     ------------------------    ------------------------

Date  12/21/92                 Date  1/4/93                 Date  12/17/92              Date  1/4/93
    ----------------------         ----------------------       ----------------------      ----------------------
====================================================================================================================


ALUMINUM PURCHASE AGREEMENT (ANC-ALCOA)                                  Exhibit
                                STRICTLY PRIVATE

                                   EXHIBIT A-3
                 ANC STANDARDS AND SPECIFICATIONS FOR TAB-STOCK

Exhibit A-3-a:   5042 Alloy H19 Temper (1 page, attached)

Exhibit A-3-b:   5082 Alloy H19 and H251 Temper (1 page, attached)

Exhibit A-3-c:   5182 Alloy H19 Temper (2 pages, attached)






















ALUMINUM PURCHASE AGREEMENT (ANC-ALCOA)                                  Exhibit
                                STRICTLY PRIVATE

NUMBER:   RD/S-88-001A                                               Page 1 of 1
DATE:     09/23/88
REVISED:  01/02/93
                                  EXHIBIT A-3-a

                              AMERICAN NATIONAL CAN
                                  CORPORATE R&D
                          MATERIALS SPECIFICATION SHEET

                                          Final After Signature Approvals
====================================================================================================================
Material Identification (Name, Code, Mfgr, Etc.)
------------------------------------------------

Aluminum:     5042 Alloy H19 Temper.
Application:  Plain Tab Stock for Beverage Ends.
====================================================================================================================
Primary (Fixed) Specifications:
------------------------------
1.    Tolerances:
      a)  Gauge:                           plus/minus 0.0003 for 0.0140" and lower gauges
                                           -0.0003", +0.0004" for gauges over 0.0140"
      b)  Coil Width:                      plus/minus 0.007"
      c)  Edge Burr:                       0.002" maximum
      d)  Camber:                          0.050" maximum in 30", 0.250" maximum in 10 ft.

2.    Mechanical Properties (As-Received) H19 Temper:
          Yield Strength:                  44-52 ksi
          Tensile Strength:                48-58 ksi
          Elongation in 2":                2% minimum

3.    Chemical Composition (% maximum unless shown otherwise):

      0.20 Si, 0.35 Fe, 0.15 Cu, 0.20-0.50 Mn, 3.0-4.0 Mg, 0.10 Cr, 0.25 Zn, 0.10 Ti, 0.0001 Be, others 0.05 each and 0.15 total, balance A1.
====================================================================================================================
Secondary (Variable) Specifications:
-----------------------------------

1.    Plain aluminum tab stock is supplied cleaned of residual rolling oils and other soils and is DOS reoiled at
      0.8 plus/minus 0.4 mg/sq.ft./side.
====================================================================================================================
Remarks:
-------

1.    Presence of oxides, inclusions, laminations, slivers, rolled-over scratches, rolled-in dirt, abrasions, pinholes and stains may be cause for rejection.
2.    ASTM B557 and E8 apply.
====================================================================================================================
                                             Approvals (As Applicable)
====================================================================================================================
          READ                           CREG                         MFOP                        MTMG
====================================================================================================================
By /s/ Illegible               By /s/ Illegible             By /s/ Illegible            By /s/ Illegible
  ------------------------       ------------------------     ------------------------    ------------------------

Date  12/21/92                 Date  1/4/93                 Date  12/17/92              Date  1/4/93
    ----------------------         ----------------------       ----------------------      ----------------------
====================================================================================================================







ALUMINUM PURCHASE AGREEMENT (ANC-ALCOA)                                  Exhibit
                                STRICTLY PRIVATE

NUMBER:   RD/S-88-002A                                               Page 1 of 1
DATE:     09/23/88
REVISED:  01/02/93
                                  EXHIBIT A-3-b

                              AMERICAN NATIONAL CAN
                                  CORPORATE R&D
                          MATERIALS SPECIFICATION SHEET

                                          Final After Signature Approvals
====================================================================================================================
Material Identification (Name, Code, Mfgr, Etc.)
------------------------------------------------

Aluminum:      5082 Alloy H19 Temper and H251 Temper.
Application:   Plain Tab Stock for Beverage Ends.
====================================================================================================================
Primary (Fixed) Specifications:
------------------------------
1.    Tolerances:
      a)  Gauge:                           plus/minus 0.0003" for 0.0140" and lower gauges
                                           -0.0003", +0.0004" for gauges over 0.0140"
      b)  Coil Width:                      plus/minus 0.007"
      c)  Edge Burr:                       0.002" maximum
      d)  Camber:                          0.050" maximum in 30", 0.250" maximum in 10 ft.

2.    Mechanical Properties (As-Received)            H19 Temper:               H251 Temper
                                                     -----------               -----------
      a)  Yield Strength:                            48-58 ksi                 29-37 ksi
      b)  Tensile Strength:                          52-62 ksi                 42-50 ksi
      c)  Elongation in 2":                          2% minimum                10% minimum

3.    Chemical Composition (% maximum unless shown otherwise):

      0.20 Si, 0.35 Fe, 0.15 Cu, 0.15 Mn, 4.0-5.0 Mg, 0.15 Cr, 0.25 Zn, 0.10 Ti, 0.0001 Be, others 0.05 each and
      0.15 total, balance A1.
====================================================================================================================
Secondary (Variable) Specifications:
-----------------------------------

1.    Plain aluminum tab stock is supplied cleaned of residual rolling oils and other soils and is DOS reoiled at
      0.8 plus/minus 0.4 mg/sq.ft./side.
====================================================================================================================
Remarks:
-------

1.    Presence of oxides, inclusions, laminations, slivers, rolled-over scratches, rolled-in dirt, abrasions, pinholes and stains may be cause for rejection.
2.    ASTM B557 and E8 apply.
====================================================================================================================
                                             Approvals (As Applicable)
====================================================================================================================
          READ                           CREG                         MFOP                        MTMG
====================================================================================================================
By /s/ Illegible               By /s/ Illegible             By /s/ Illegible            By /s/ Illegible
  ------------------------       ------------------------     ------------------------    ------------------------

Date  12/21/92                 Date   1/4/93                Date  12/17/92              Date  1/3/93
    ----------------------         ----------------------       ----------------------      ----------------------
====================================================================================================================







ALUMINUM PURCHASE AGREEMENT (ANC-ALCOA)                                  Exhibit
                                STRICTLY PRIVATE

NUMBER:   RD/S-93-015A (Page 1 of 2)
DATE:     06/14/93
REVISED:
                                  EXHIBIT A-3-c

                              AMERICAN NATIONAL CAN
                          MATERIAL SPECIFICATION SHEET

                                          Final After Signature Approvals
====================================================================================================================
Material Identification (Name, Code, Mfgr, Etc.)
------------------------------------------------

Aluminum:      5182 Alloy H19 Temper.  USA
Application:   CAT99 Tab Stock for Beverage and Beer Ends.
====================================================================================================================
Primary (Fixed) Specifications:
------------------------------
1.    Tolerances (inch):
      a)  Gauge:          plus/minus 0.0003"
      b)  Coil Width:     plus/minus 0.007"
      c)  Edge Burr:      0.002 maximum
      d)  Camber:         0.050 maximum in 30"
                          0.250 maximum in 10 ft.

2.    Mechanical Properties (As-Received):
      H19 Temper:         Yield Strength:  49-55.5 ksi
                          Tensile Strength:  55-62 ksi
                          Elongation in 2":  5% minimum

3.    Chemical Composition (% maximum unless shown otherwise):

      0.20 Si, 0.35 Fe, 0.15 Cu, 0.20-0.50 Mn, 4.0-5.0 Mg, 0.10 Cr, 0.25 Zn, 0.10 Ti, 0.0001 Be, others 0.05 each and 0.15 total, balance A1.
====================================================================================================================
Secondary (Variable) Specifications:
-----------------------------------

1.    Plain aluminum tab stock is supplied cleaned of residual rolling oils and other soils and is DOS reoiled at
      0.8 plus/minus 0.4 mg/sq.ft./side.
====================================================================================================================
Amendments:
----------

Alcoa C232-H3E30 is an acceptable replacement for 5182-H19 (in the H3E30 temper only).

Remarks:
-------

1.    Presence of oxides, inclusions, laminations, slivers, rolled-over scratches, rolled-in dirt, abrasions, pinholes and stains may be cause for rejection.
2.    ASTM B557 and E8 apply.
====================================================================================================================
                                             Approvals (As Applicable)
====================================================================================================================
           BTEC                           CREG                         MFOP                        MTMG
====================================================================================================================
 /s/ Illegible                 /s/ Illegible                /s/ Illegible               /s/ Illegible
--------------------------     --------------------------   --------------------------  --------------------------
Signature                      Signature                    Signature                   Signature

Date   7/1/93                  Date  9/1/93                 Date  8/12/93               Date  7/1/93
    ----------------------         ----------------------       ----------------------      ----------------------
====================================================================================================================





ALUMINUM PURCHASE AGREEMENT (ANC-ALCOA)                                  Exhibit
                                STRICTLY PRIVATE

                 EXHIBIT B: list of 1995 ANC's ship-to locations



                                   CHICAGO, IL
                                   MEMPHIS, TE
                                  McINTYRE, CO
                                 BIRMINGHAM, AL
                                  St. LOUIS, MO
                                 VALPARAISO, IN




















ALUMINUM PURCHASE AGREEMENT (ANC-ALCOA)                                  Exhibit
                                STRICTLY PRIVATE

          EXHIBIT C: ALCOA's specifications for each type of metal unit used for toll conversion into can-stock


                                 INGOT (P1020A)

Chemical composition:


           -------------------------------------------------------------------------------------------
              element                               element
           -------------------------------------------------------------------------------------------
                 Al         less than 99.7%          Ga                 less than 0.04%
                 Si         less than 0.10%          As                 less than 0.0050%
                 Fe         less than 0.20%          Na                 less than 0.004%
                 Be         less than 0.0001%        Va                 less than 0.03%
                 Zn         less than 0.010%         Li                 less than 0.0001%
                 Pb         less than 0.0015%
                 Cd         less than 0.0003%     others (each)         less than or equal to 0.03%
                 Hg         less than 0.0001%     others (total)        less than or equal to 0.10%
           -------------------------------------------------------------------------------------------

Aspect ratio:

P1020A ingot in sow or tee form shall have an aspect ratio (ratio of second smallest dimension divided by smallest dimension) of not less than 3.

                                      SCRAP

Attached (7 pages)












ALUMINUM PURCHASE AGREEMENT (ANC-ALCOA)                                  Exhibit
                                STRICTLY PRIVATE

Aluminum Company of America                                 EFFECTIVE 1993-01-01
Rigid Container Sheet Scrap            SUPERSEDES PREVIOUS PAGE DATED 1986-01-01
SELF-GENERATED SCRAP - SECTION RPD941C


                                TABLE OF CONTENTS

                                                                       Page

  SCRAP - SELF GENERATED
        General Information...............................................3
        Packing........................................................3, 4
        Loading - Rail....................................................5
        Loading - Truck...................................................6
        Shipment Notice, Manifest and Bill of Lading...................7, 8























ALUMINUM PURCHASE AGREEMENT (ANC-ALCOA)                                  Exhibit
                                STRICTLY PRIVATE

Aluminum Company of America                                 EFFECTIVE 1993-01-01
Rigid Container Sheet Scrap            SUPERSEDES PREVIOUS PAGE DATED 1986-01-01
SELF-GENERATED SCRAP - SECTION RPD941C

                              SELF-GENERATED SCRAP

                                     GENERAL

         The customer must contact the ALCOA Knoxville Office (615) 594-4859 to obtain approval to return scrap. Scrap must be commercially free of dirt, iron, and other contaminants. Material should be stored indoors and free of moisture. Lead levels in excess of .0100 as an alloy constituent are not acceptable. Freight charges and all other charges regarding rejected scrap will be for the account of the customer.

                            SCRAP LOADING AND PACKING

                              METHOD OF PREPARATION

         Acceptable methods of preparation are:

                  Class I (3000)............ Briquetted Only
                  Class II (5000)........... Briquetted or Baled
                  Class III (3000).......... Briquetted or Baled
                  Class IV (5000)........... Gaylord boxes or loose
                                             Max. of up to 20% when
                                             mixed with Class II
                  Sheet Scrap............... Strapped to skids

         No fibre cartons, fibre or metal drums or metal or wood boxes are to be used as packages. Under no circumstances should surplus skids be returned in any load. 5000 series alloys may be mixed in a given package. Class 2 & 4 may be shipped in the same railcar/trailer providing classes are segregated. All other classes must be segregated and returned separately.

BALES
         Bales must separate into sections when banding or wire is cut. Material must be banded with 6 minimum to 10 maximum 3/4 in. x .030 in. (5056-H36) aluminum or 5/8 in. x .020 in. steel or 6 minimum to 10 maximum 10-gauge (5056-0) aluminum or 13-gauge steel. Bands or wires of other material are not acceptable. Use of support sheets of any material is not acceptable. Skids should not be used. Bales uniform in size are preferred. Composite bales of two or more individual bales banded together to meet size specifications are not acceptable (see Figure 1).

         Class 2 (5000 Series): The density of bales should not exceed 40 pounds per cubic foot. Minimum bale size is 30 cubic feet. Acceptable range dimensions are 24 to 36 in. x 30 to 48 in. x 40 to 72 in.

         Class 3 (3000 Series): The density of bales should not exceed 40 pounds per cubic foot. Minimum bale size is 30 cubic feet. Acceptable range dimensions are 24 to 40 in. x 30 to 52 in. x 40 to 72 in.

BRIQUETTES
         The density of hydraulic briquettes should be a minimum of 50 pounds per cubic foot. Briquettes uniform in size are preferred. Optimum dimensions are 12 in. x 12 in. x 12 in. A minimum of two steel straps parallel to runners and under deckboards, two steel straps perpendicular to runners and under deckboards and one horizontal strap per layer must be used. All steel straps must be a minimum of 5/8 in. x .020 in. or aluminum straps 3/4 in. x .030 in. (5052-H36). Bands of other materials are not acceptable. The maximum metal stack height is 48 in., and the briquettes must not overhang the pallet. Briquettes should not have aluminum flat sheet or any other support material between briquette layers or between bottom layer of briquettes and skid (see Figure 2).






         ALUMINUM PURCHASE AGREEMENT (ANC-ALCOA)                         Exhibit
                                STRICTLY PRIVATE

Aluminum Company of America                                 EFFECTIVE 1993-01-01
Rigid Container Sheet Scrap            SUPERSEDES PREVIOUS PAGE DATED 1986-01-01
SELF-GENERATED SCRAP - SECTION RPD941C

                              SELF-GENERATED SCRAP

                         SCRAP LOADING AND PACKING DATA

                              METHOD OF PREPARATION

SHEET SCRAP
         Material should be packed on skids. Minimum weight per skid is 1,500 pounds and maximum weight per skid is 6,000 pounds. Sheet scrap should be secured with not less than 3/4 in. x .025 in. steel straps or 4 3/4 in. x .030 in. aluminum straps (see Figures 3 and 4). (Extra straps may be required to prevent metal stacks from shifting during transit).

LOOSE
         Only spoiled compound ends (Class 4) and tab skeletons and particles (Class 2) should be loaded loose or in Gaylord boxes. A maximum of up to 20% loose scrap may be returned with briquettes or bales.


                 [PICTURE]                        [PICTURE]


                 Figure 1, Bale                   Figure 2, Skid of
                                                  Briquettes




                 [PICTURE]                        [PICTURE]


                 Figure 3, Skid of Coiled         Figure 4, Skid of Flat Sheet
                 Sheet Scrap                      Scrap













         ALUMINUM PURCHASE AGREEMENT (ANC-ALCOA)                         Exhibit
                                STRICTLY PRIVATE

Aluminum Company of America                                 EFFECTIVE 1993-01-01
Rigid Container Sheet Scrap            SUPERSEDES PREVIOUS PAGE DATED 1986-01-01
SELF-GENERATED SCRAP - SECTION RPD941C

                              SELF-GENERATED SCRAP

                         SCRAP LOADING AND PACKING DATA

                            LOADING PROCEDURES - RAIL

         Scrap is to be loaded to at least 60,000 pounds minimum per car. Cars assigned or stenciled for return to a specific ALCOA plant should not be used. All scrap returned by rail must be loaded in railcars having minimum 10 foot wide doors and minimum height of 9 foot 6 inches. Railcars with double doors are preferred. Interior equipment, such as gates or other bracing components, if not being used to restrain the lading, must be stored in the ends of the car. Nothing should be piled against the doors which inhibits door opening. Facilities do not permit prior selection of the side to be unloaded; therefore, the railcar lading must be easily accessible from either side. Shipper should assure that any railcar being loaded is clean, in good shape, and free of holes in the floor which could jeopardize unloading operations.

BALES
         Loading throughout the car must be such that the long horizontal dimension is presented to unloading equipment, i.e., long dimension must be perpendicular to the forks of an approaching truck. Material should be loaded to prevent shifting in transit. To facilitate unloading, bales should not be jammed against the roof, sides or doors. There should be a minimum clearance of 1 foot (see Figure 5).

BRIQUETTES
         Skids in the ends of the car are loaded with runners parallel to the sides of the car. Skids loaded in the doorway are loaded with runners perpendicular to the sides of the car. Two-high stacking of briquettes is acceptable if the pallets are uniform in size (consistent height and width dimensions) and loaded solid from end to end with fixed bracing to fill any center void. Stacking three skids or more is not acceptable. All loads must be sufficiently braced for delivery of entire pallets. Do not load loose or partial unrestrained pallets (see Figure 6).

LOOSE SCRAP
         If necessary to load 60,000 pounds in a car, loose scrap is permitted in the doorway providing the car contains only loose scrap. Both doorways must be protected with grain doors. Compounded ends are to be segregated and loaded in one end of the car. Cars containing loose scrap are preferred with the doorway area free of scrap (see Figure 7).

MIXED LOADS
         Cars that are loaded with more than one class of baled and briquetted scrap are subject to ALCOA approval. Contact the ALCOA Knoxville Office for instructions. Loose scrap is to be loaded in either end or both ends of the car and bales, or palletized briquettes are to be used to hold loose scrap in place. Loads must be braced so as to prevent package from being broken apart and to keep loose scrap from the doorway area (see Figure 8).


                     [PICTURE]                    [PICTURE]

                     Figure 5, Bales              Figure 6, Briquetted
            Loaded Solid for Length of Car               Skidded




                     [PICTURE]                    [PICTURE]

                     Figure 7, Loose Scrap        Figure 8, Mixed Car of Baled



         ALUMINUM PURCHASE AGREEMENT (ANC-ALCOA)                         Exhibit
                                STRICTLY PRIVATE

Aluminum Company of America                                 EFFECTIVE 1993-01-01
Rigid Container Sheet Scrap            SUPERSEDES PREVIOUS PAGE DATED 1986-01-01
SELF-GENERATED SCRAP - SECTION RPD941C

                              SELF-GENERATED SCRAP

                         SCRAP LOADING AND PACKING DATA

                           LOADING PROCEDURES - TRUCK

         All scrap shipments by truck must meet the same size, quality, density, and contaminant standards as rail shipments. Minimum shipments of Class 1, 2, or 3 via truck is 40,000 pounds. All trailers used for scrap returns must have sliding tandems, swing out doors (no roll up doors) and be of van type (no drop deck or moving van trailers) or flatbed side-loaded. Trailers should be loaded to allow at least 4 inches of clearance between the bales and the sides of the trailer and 12 inches of clearance between the bales and rear door and roof. Nothing should be piled against the doors which prohibits the opening of them. ALCOA reserves the right to refuse shipments which are not loaded properly or do not meet specifications. Shipper should assure that any truck being loaded is clean, in good shape, and free of holes in the floor which could jeopardize unloading operations.

BALES
         Stack bales placing bales one atop the other so that the maximum amount (100% if possible) rests on their largest face. Do not load bales on end or on edge. A bale resting on its largest face is in a position of maximum stability. Material should be loaded to prevent shifting in transit (see Figure 9).

BRIQUETTES
         Skids are to be loaded with the runners parallel to the side of the trailers. Briquettes should not be double stacked. Briquettes should be loaded either single or double wide from nose of trailer to end of trailer. All loads must be sufficiently braced. Do not load loose, partial, or unrestrained pallets. If the shipment is loaded down the middle of the trailer, the pallets must be blocked and/or braced to avoid shifting while in transit (see Figure 10).



               [PICTURE]                      [PICTURE]



               Figure 9, Bale Truckloaded     Figure 10, Briquettes Truckloaded













         ALUMINUM PURCHASE AGREEMENT (ANC-ALCOA)                         Exhibit
                                STRICTLY PRIVATE

Aluminum Company of America                                 EFFECTIVE 1993-01-01
Rigid Container Sheet Scrap            SUPERSEDES PREVIOUS PAGE DATED 1986-01-01
SELF-GENERATED SCRAP - SECTION RPD941C

                              SELF-GENERATED SCRAP

                         SCRAP LOADING AND PACKING DATA
                                   RAIL/TRUCK

                  SHIPMENT NOTICE, MANIFEST AND BILL OF LADING

SHIPMENT NOTICE
         At the time of shipment, the customer is to phone (615) 594-4859 or fax
         (615) 594-4655 "ship to" location and furnish the following information to ALCOA Knoxville Office:

                 A. Railcar/trailer number                E. Seal number used on railcar/trailer
                 B. Date shipped                          F. Estimated aluminum weight
                 C. Type of scrap                         G. Weight of dunnage
                 D. Number of bales/briquettes            H. Shipping location

                 NOTE: Seals will be inspected at the ALCOA locations or
                       designated ALCOA agent locations and will be placed on a "hold" status in the result of a discrepancy or broken seal. The shipment will remain on "hold" until approval is obtained from customer to unload.

MANIFEST
         The information shown above for the shipment notice is to be shown on a shipment manifest which should be taped to the inside of the door. In addition, the manifest should include ALCOA SPT number.

BILL OF LADING
         The bill of lading for shipment is to be completed as shown in Figure 11 and Figure 12 (See attached). Note that:

                 A. The ALCOA SPT number is to be included on the "consigned to"
                    line.
                 B. The "Description of Articles" is to indicate "Scrap
                    Aluminum, for Remelting Purposes Only."
                 C. Indicate actual scale weight or an estimated weight, which be marked "Estimated."
                 D. Duplicate bill of lading is required at receiving location.

CERTIFICATION
         The following "certification" is to be applied to the bill of lading and MUST BE SIGNED BY THE CONSIGNOR OR HIS AGENT:

                 "This shipment is being transported for the purposes of RECYCLING as defined in applicable tariffs containing such provisions."










         ALUMINUM PURCHASE AGREEMENT (ANC-ALCOA)                         Exhibit
                                STRICTLY PRIVATE

Aluminum Company of America                                 EFFECTIVE 1993-01-01
Rigid Container Sheet Scrap            SUPERSEDES PREVIOUS PAGE DATED 1986-01-01
SELF-GENERATED SCRAP - SECTION RPD941C

                              SELF-GENERATED SCRAP

                         SCRAP LOADING AND PACKING DATA





                                    [PICTURE]



                          SAMPLE BILL OF LADING - RAIL
                                    Figure 11














                                    [PICTURE]


                          SAMPLE BILL OF LADING - TRUCK
                                    Figure 12















Shipper will be given specific routing information by Scrap Central and must adhere to those instructions.




         ALUMINUM PURCHASE AGREEMENT (ANC-ALCOA)                         Exhibit
                                STRICTLY PRIVATE

           EXHIBIT D: LIST OF ANC'S CURRENT BEVERAGE CAN MANUFACTURING
               FACILITIES IN NORTH AMERICA AS OF JANUARY 1ST, 1994


-------------------------------------------------------------------------------------------------
           CAN PLANTS                    NUMBER OF LINES                   CAN SIZES
-------------------------------------------------------------------------------------------------
         Bishopville, SC                        3                            12oz.
          Brunswick, NJ                         2                            12oz.
         Chatsworth, CA                         3                            12oz.
           Chicago, IL                          2                            12oz.
           Danbury, CT                          1                            12oz.
          Fairfield, CA                         2                            12oz.
         Forest Park, GA                        2                            12oz.
           Fremont, OH                          3                            12oz.
           Gateway, MO                          4                         12oz., 16oz.
           Houston, TX                          2                     10oz., 12oz., 16oz.
        Jacksonville, FL                        3                            12oz.
            Kent, WA                            4                            12oz.
          Longview, TX                          4                         10oz., 12oz.
           Memphis, TE                          3                            12oz.
        Oklahoma City, OK                       2                            12oz.
           Phoenix, AZ                          3                            12oz.
         Piscataway, NJ                         3                            12oz.
           Puerto Rico                          1                         10oz., 12oz.
          St. Paul, MN                          3                            12oz.
         Whitehouse, OH                         3                         12oz., 24oz.
        Winston-Salem, NC                       6                     12oz., 14oz., 16oz.
-------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------
           END PLANTS                        MODULES                         SIZES
-------------------------------------------------------------------------------------------------
         Birmingham, AL                         4                    *202, *204, *206, *209
          St. Louis, MO                         2                             *206
         San Leandro, CA                        1                          *202, *206
         Valparaiso, IN                         4                             *206
-------------------------------------------------------------------------------------------------






ALUMINUM PURCHASE AGREEMENT (ANC-ALCOA)                                  Exhibit
                                STRICTLY PRIVATE

                      EXHIBIT E: DISQUALIFICATION PROCEDURE

       Procedure for disqualification of an aluminum supplier ("Supplier")


Disqualification by ANC of a supplier at any ANC location may occur under the following circumstances:
1/Criteria:
1.1/As a result of mutually agreed metal defects, for a 5 day period, can structure and appearance (i.e., split flanges, pin holes, low buckles, loopers, streakers, etc ... ) directly attributed to metal defects exceed current ANC qualifications limits, as set forth in table below:

----------------------------------------------------------------------------------------------------------------
CUPPER PERFORMANCE           cupperjam                         less than l per coil               acceptable
                             (confirmed coil related)          greater than 1 per coil            unacceptable
----------------------------------------------------------------------------------------------------------------
BODYMAKER PERFORMANCE        tearoffs                          less than l per 300,000 cans       acceptable
                             (confirmed coil related)          greater than 1 per 300,000 cans    unacceptable
----------------------------------------------------------------------------------------------------------------
CAN INTEGRITY                cracked flanges (confirmed coil   less than l per 300,000 cans       acceptable
                             related)                          greater than 1 per 300,000 cans    unacceptable
----------------------------------------------------------------------------------------------------------------
PINHOLES                     basecoated cans                   less than l per 1,000,000 cans     acceptable
(confirmed coil related)                                       greater than 1 per 1,000,000 cans  unacceptable
                            ------------------------------------------------------------------------------------
                             non basecoated cans               less than l per 300,000 cans       acceptable
                                                               greater than 1 per 300,000 cans    unacceptable
----------------------------------------------------------------------------------------------------------------
BUCKLE STRENGTH              minimum 90 lb.
----------------------------------------------------------------------------------------------------------------
DOME GROWTH AT 90 PSIG       maximum 0.064 inches
----------------------------------------------------------------------------------------------------------------
COLUMN STRENGTH              minimum 250 lb.
----------------------------------------------------------------------------------------------------------------
CAN APPEARANCE               looper lines, scratches, draw marks, and any other surface defect attributable to metal can be cause for rejection
----------------------------------------------------------------------------------------------------------------

Measurements and evaluations will be performed by qualified ANC personnel, in accordance with ANC qualification trial procedures.
1.2/As a result of mutually agreed metal defects, for a 30-day period, production efficiency is less than 98% of the previous 30-day average of the efficiency obtained with metal from the same or another supplier.
1.3/Total spoilage, directly attributable to metal, for a 30-day period, exceeds the previous 30-day average by 1 percent or more.
1.4/Metal related HFI (hold for inspection), for a 30-day period, exceed the metal total monthly usage (number of coils) by 3 percent or more.



ALUMINUM PURCHASE AGREEMENT (ANC-ALCOA)                                  Exhibit
                                STRICTLY PRIVATE

1.5/Tooling usage, directly attributable to metal, for a 30-day period, exceeds the previous 30-day history by 5 percent or more.
1.6/A disruption in the plant operations occurs, which is directly attributable to defective metal deliveries or service.

2/Procedure: if a supplier's metal performance violates any four of the above six criteria, the plant to which the metal is being supplied may request of ANC management that a disqualification proceeding be initiated by ANC.

If ANC decides to proceed with such a disqualification proceeding, the supplier will then be advised of its poor performance and an immediate corrective action will be requested. This corrective action plan will be promptly forwarded by the supplier to ANC. It will then be implemented promptly by the supplier, who must then demonstrate improvement within a 45-day period.

At the end of the 45-day period, if little or no improvement has been observed, ANC may decide to disqualify the supplier at the plant in question.

In the event of a catastrophic problem, ANC shall have the right to immediately suspend the supplier, as an aluminum can-stock supplier at that plant. If it is determined that the supplier metal was the cause of the catastrophic problem, the supplier may be disqualified at that location.













ALUMINUM PURCHASE AGREEMENT (ANC-ALCOA)                                  Exhibit
                                STRICTLY PRIVATE

 EXHIBIT F: LETTER FROM ANC TO ALCOA GIVING CERTAIN INDICATIONS IN RELATIONSHIP
       WITH POTENTIAL VOLUMES AND MIX ALLOCATION FOR YEARS 1996 AND 1997.

                                Attached (1 page)























ALUMINUM PURCHASE AGREEMENT (ANC-ALCOA)                                  Exhibit
                                STRICTLY PRIVATE

AMERICAN NATIONAL CAN                                             Pechiney Group
--------------------------------------------------------------------------------

                                                      CHICAGO, December 13, 1994
GUY CHARDON
Sr. Vice President - Purchasing



                                                  Mr. Robert F.DAVIS
                                                  ALUMINUM COMPANY of AMERICA
                                                  Rigid Packaging Division
                                                  1100 Riverview Tower
                                                  900 South Gay Street
                                                  KNOXVILLE, TE 37902


Dear Bob,

This letter is intended to clarify certain points discussed during our 12/13/94 meeting in CHICAGO in relationship with the ANC - ALCOA multi-year agreement.

Estimated volume for year 1996 should be 300 million pounds, and estimated volume for year 1997 should be 350 million pounds. Those volume are indicative, and for production capacity reservation only. The actual volumes will be derived from ANC's contractual commitment of 25% of ANC's on-going total requirements of aluminum can-stock in North America for year 1996, and 30% of ANC's on-going total requirements of aluminum can-stock in North America for year 1997, on-going total requirements being defined in the agreement. However, should the actual volume exceed 330 million pounds in 1996, or 385 million pounds in 1997, ANC agrees to meet with ALCOA as soon as this situation is known, in order to find an acceptable solution for both parties.

As mentioned in the agreement, mix allocation for year 1995 is 75 million pounds of body-stock and 65 million pounds of coated end-stock. As an indication, requirements of coated end-stock for year 1996 and 1997 should range between 65 and 90 million pounds.

Best regards,



                                           Guy CHARDON






ALUMINUM PURCHASE AGREEMENT (ANC-ALCOA)                                  Exhibit
                                STRICTLY PRIVATE

ALUMINUM COMPANY OF AMERICA                                                ALCOA
--------------------------------------------------------------------------------

08 January 1997

Mr. Bert Larsson
Vice President, Purchasing
American National Can Corporation
8770 West Bryn Mawr, M/S 8Z
Chicago, Illinois 60631

Dear Bert,

In light of the flurry of recent discussions, it seems advisable to confirm our agreements on ANC's 1997 Class I scrap toll requirements under the Aluminum Purchase Agreement between Aluminum Company of America ("Alcoa") and American National Can Company ("ANC") dated January 10, 1995, as amended by our letter agreement dated February 1, 1996 (as amended, the "Agreement"), (unless otherwise indicated, capitalized terms used in this letter have the meanings specified in the Agreement) and other matters. They are:

         1. Alcoa agrees to waive ANC's Class I scrap toll obligation for the first quarter of 1997 of 11 million pounds.

         2. ANC agrees to toll [*] million pounds of P1020 with Alcoa during the first quarter of 1997 for tolling fee of [*] (.0112" gauge).

         3. ANC agrees to toll [*] million pounds of Class I Scrap with Alcoa spread over the second, third, and fourth quarters of 1997 (level loaded) for a tolling fee of [*] above published conversion prices (ANC pays transportation fees).

         4. ANC agrees to purchase from Alcoa [*] million pounds of tab-stock during 1997 at published book pricing (Alcoa Price Data, September 15, 1995) and the metal component per the Agreement. This quantity of tab-stock is part of Alcoa's thirty percent (30%) share of ANC's total 1997 purchases, estimated to be [*] million pounds, i.e. is not incremental business in 1997.

         5. [*] or the termination of the time period for doing so, whichever first occurs, ANC will provide Alcoa with notice of all the terms of the most favorable offer for this volume, and Alcoa, within 20 working days, will then notify ANC of its decision to match or to decline to match such offer.

Except as modified by this letter agreement, the terms and conditions of the Agreement shall continue in full force and effect.

Mr. Edward A. Lapekas
6 January 1997
Page 2

Please confirm ANC's agreement to the above by executing where indicated below and returning one fully executed copy of this letter to me.

Sincerely,

ALUMINUM COMPANY OF AMERICA,                AMERICAN NATIONAL CAN
Rigid Packaging Division                    COMPANY


By:  /s/ George Bergerson                   By:  /s/ Edward Lapekas
   ---------------------------------             -------------------------------
     President                                   Senior Executive Vice President
                                                 Chief Operating Officer,
                                                 Beverage Cans Worldwide

ALUMINUM COMPANY OF AMERICA                                                ALCOA
--------------------------------------------------------------------------------

6 January 1997


Mr. Edward A. Lapekas
Chief Operating Officer
American National Can Company
8770 West Bryn Mawr
Chicago, Illinois 60631

Dear Ed:

In connection with the Aluminum Purchase Agreement between Aluminum Company of America ("Alcoa") and American National Can Company ("ANC") dated January 10, 1995, as amended by our letter agreement dated February 1, 1996 (as amended, the "Agreement"), (unless otherwise indicated, capitalized terms used in this letter have the meanings specified in the Agreement), ANC has recently triggered Alcoa's right of refusal with regard to the supply of a percentage of ANC's on-going total annual can-stock purchases in North America during each of calendar years 1998, 1999, and 2000.

ANC has been advised by Pepsi Cola Company ("COBO") not to make can-stock purchase commitments in connection with its purchases from ANC. If COBO hereafter decides to have ANC purchase the can-stock requirements for its purchases from ANC, these requirements shall be subject to Alcoa's first right of refusal under the Agreement, and ANC and Alcoa shall promptly meet thereon. Alcoa's share of the COBO can-stock requirements is approximately 40 million pounds. ANC further advises Alcoa that it is currently unaware of any other ANC customer volume that is subject to be purchased directly by any of ANC's customers during the period in question, i.e., calendar years 1998, 1999, and 2000.

Alcoa will be supplying, in the aggregate, thirty percent (30%) of ANC's presently available on-going can-stock purchase requirements for North America, during calendar years 1998, 1999 and 2000. Alcoa is willing to commit to supply an amount of can-stock (the "Ceiling Volume") during calendar years 1998, 1999, 2000 on the terms set forth in the Attachment hereto (the "Attachment"). The Ceiling Volume will be calculated as follows:

         Ceiling Volume equals the difference between (i) thirty percent (30%) of [ANC's total on-going can-stock purchase requirements for North America for the year in question less the COBO volume as discussed above] and (ii) 100 million pounds (firm volume commitment) which will be supplied to ANC under the terms of the Agreement and the Letter Agreement between ANC and Alcoa dated September 5, 1996.

Mr. Edward A. Lapekas
6 January 1997
Page 2

             example:
     Ceiling Volume = [0.30 x (ANC Total Purchases - COBO Volume)] - 100 MM lb.

ANC shall specify the Ceiling Volume (in millions of pounds) by January 10, 1997 for deliveries in each of 1998, 1999 and 2000, which Alcoa will then use to determine appropriate metal hedging positions. If ANC's can-stock purchases during any of the calendar years 1998, 1999, or 2000 are not equal to or greater than 90% of this specified volume, ANC will pay Alcoa's associated costs for option premiums on any shortage below 90% volume. Any reduction in ANC's purchases from Alcoa during 1998, 1999, or 2000 shall be consistent in term and proportion with reductions of ANC's purchases from it's other can-stock suppliers. Further, if ANC purchases from Alcoa during any of the calendar years 1998, 1999, or 2000 exceed the 110% volume, the metal component price for that incremental volume will be based on current market conditions at the time a firm commitment for volume is made.

If the above reflects our agreement on the matters covered, please execute where indicated below, and return one fully executed copy to me.

Sincerely,

ALUMINUM COMPANY OF AMERICA,
Rigid Packaging Division


By:  /s/ George E. Bergerson
   --------------------------------------
     George E. Bergerson
     President


READ AND AGREED TO THIS 10TH DAY OF JANUARY, 1997


AMERICAN NATIONAL CAN COMPANY


By:  /s/ Edward A. Lapekas
   --------------------------------------
     Edward A. Lapekas, Senior Executive Vice President and
     Chief Operating Officer, Beverage Cans Worldwide

                                    ALCOA/ANC
                        1998, 1999, 2000 CEILING PRICING


-    Base Midwest Metal Ceiling (No Floor) at no cost to ANC
         1998, 1999, 2000       Ceiling @ [*]

- Actual invoiced metal is the ceiling price, or when metal is below the ceiling will be at the reference price for that period. The pricing periods will be identical to those currently in force under the provisions of the Alcoa/ANC amendment dated February 1, 1996 (i.e., September 1st to February 28th, for can sheet shipments April 1st to September 30th, and March 1st to August 31st, for shipments October 1st to March 31st.). When at or above the ceiling, actual invoiced metal will be at [*]

-    Book Conversion pricing for ceiling priced material
         .0114" Body Stock                  $.32/lb.
         .0110" Soft Drink End Stock        $.73/lb.

     - Adjusted annually for 1/2 PPI starting, with 1998, based on 1997 vs. 1996 full year averages.
     - Price for changes from reference specifications based on Alcoa's published schedules dated 15 September 1995.

- This ceiling price offer is for the Ceiling Volume, which is the difference between (i) thirty percent (30%) of [ANC's total on-going can-stock purchase requirements for North America for the year in question less the 120 million pound COBO volume as discussed above] and (ii) 100 million pounds (firm volume commitment) which will be supplied to ANC under the terms of the Agreement and the Letter Agreement between ANC and Alcoa dated September 5, 1996.

- ANC to specify the Ceiling Volume (in millions of pounds) by January 10, 1997 for deliveries in each of 1998, 1999, and 2000, which Alcoa will then use to secure metal hedging positions. If ANC's can stock purchases during any of the calendar years 1998, 1999, or 2000 are not equal to or greater than ninety percent (90%) of this specified volume, ANC will pay Alcoa's associated costs for option premiums on any shortage below the 90% volume. If ANC's purchases from Alcoa during any of the calendar years 1998, 1999, or 2000 exceed the one hundred ten percent (110%) volume, the metal component price for that incremental volume will be based on current market conditions at the time a firm commitment for volume is made.

-    Mutually agreed upon ship-to locations.

-    [*]

- Except as otherwise provided in this Attachment and the letter to which it is attached, the terms and conditions of the Agreement shall apply.

                            SCRAP PURCHASE AGREEMENT

     THIS SCRAP PURCHASE AGREEMENT is entered into as of the 10th day of January, 1997 by and between AMERICAN NATIONAL CAN COMPANY, a Delaware corporation ("ANC") and Rigid Packaging Division of ALUMINUM COMPANY OF AMERICA, a Pennsylvania corporation ("Alcoa").

In consideration of mutual undertakings the parties agree as follows:

         1. QUANTITY. ANC agrees to sell and Alcoa agrees to buy an amount of "3004 can manufacturing plant generated scrap," commonly designated as Class I scrap ("Class Scrap") equal to three and two tenths percent (3.2%) of ANC's total annual can-stock purchases for use in North America during each calendar year of the term of this Agreement; provided, however, that any amount of such ANC purchases for Pepsi Cola Corporation which is not purchased from Alcoa, and the quantity of can-stock supplied by Alcoa pursuant to the September 5, 1996 letter agreement between the parties, shall both be excluded from "ANC's total annual can-stock purchases for use in North America" for purposes of this
Section 1.

         2. TERM. This Agreement shall become effective on January 1, 1998 and shall remain in effect until December 31, 2000.

         3. PRICE. The FOB customer can plant price per pound of Class Scrap shall be[*]. The deductor shall be adjusted by one half (1/2) of the annual change in the Producer Price Index beginning on January 1, 1998 as follows:

--------------------------------------------------------------------------------
PURCHASE PERIOD:                          REFERENCE PERIOD:
--------------------------------------------------------------------------------
Ql, 1998                                  March  1997  -  August  1997
--------------------------------------------------------------------------------
Q2/Q3, 1998                               September 1997 - February 1998
--------------------------------------------------------------------------------
Q4,1998 / Q1, 1999                        March 1998 - August 1998
--------------------------------------------------------------------------------
Q2/Q3, 1999                               September 1998 - February 1999
--------------------------------------------------------------------------------
Q4, 1999/Q1, 2000                         March  1999  -  August  1999
--------------------------------------------------------------------------------
Q2/Q3,2000                                September 1999 - February 2000
--------------------------------------------------------------------------------
Q4, 2000                                  March 2000 - August 2000
--------------------------------------------------------------------------------

         4. PAYMENT TERMS. Payments shall be due net 30 days from receipt of Class Scrap and shall be made on the first business day of each month.

         5. SHIPMENTS. The projected annual quantity of Class Scrap to be purchased hereunder shall be shipped in approximately equal monthly shipments.

         6. SPECIFICATIONS. Class Scrap to be purchased hereunder shall conform to Alcoa's Class I Specifications in effect at the time of shipment. In the event that nonconforming Class Scrap is shipped by ANC, the parties shall seek to agree to a revision of the purchase price, failing which ANC will, at its sole expense, replace the nonconforming Class Scrap with conforming Class Scrap at the Alcoa designated destination.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives as of the date first above written.

ALUMINUM COMPANY OF AMERICA,        AMERICAN NATIONAL CAN
RIGID PACKAGING DIVISION            COMPANY


By:  /s/ George Bergerson           By:  /s/ Edward Lapekas
   --------------------------          -------------------------------
Title: President                    Title: Senior Executive Vice President and
                                           Chief Operating Officer, Beverage
                                           Cans Worldwide

ALUMINUM COMPANY OF AMERICA                                                ALCOA
--------------------------------------------------------------------------------
1996 September 5


Mr. Edward A. Lapekas
Senior Vice President
Beverage Cans Americas
American National Can Corporation
8770 W. Bryn Mawr
Chicago  IL 60631

Dear Edward:

In connection with the Aluminum Purchase Agreement between Aluminum Company of America ("Alcoa") and American National Can Corporation ("ANC") dated January 10, 1995, as amended by our letter agreement dated February 1, 1996 (as amended. the "Agreement"), ANC has recently triggered Alcoa's right of refusal with regard to the supply of 100 million pounds of can-stock during each of calendar years 1998, 1999 and 2000. ANC has asked Alcoa to agree to supply or to decline to supply this quantity on the banded price basis set forth in the Attachment hereto (the "Attachment"). (Unless otherwise indicated, capitalized terms used in this letter have the meanings specified in the Agreement.)

Alcoa is willing to commit to supply 100 million pounds of can-stock to ANC in each of calendar years 1998, 1999 and 2000 as part of its contract share of ANC's on-going annual requirements on the banded price basis and other terms set forth in the Attachment. ANC and its customer for which ANC is securing the above quantity specifically understand that the metal price component of the price for this quantity will be no less than the agreed minimum price set forth on the Attachment of [*] per pound as adjusted per the Attachment regardless of the market price of aluminum at the time of delivery or at any other time and/or any other competitive conditions. Alcoa specifically understands that the metal price component of the price for this same quantity will be no more than the agreed maximum price of [*] per pound as set forth and adjusted per the attachment regardless of the market price of aluminum at the time of delivery or any other competitive conditions.

If you are willing to proceed on this basis, please execute where indicated below. ask your customer to execute the attached letter, and return one fully executed copy of both to me.

Sincerely,

ALUMINUM COMPANY OF AMERICA,
Rigid Packaging Division

By: /s/ George E. Bergerson
    -----------------------------
    George E. Bergerson
    President

READ AND AGREED TO THIS 9TH DAY OF SEPTEMBER, 1996


AMERICAN NATIONAL CAN CORPORATION

By: /s/ Edward Lapekas
    -----------------------------
    Edward Lapekas
Title: Senior Vice President

                                   Alcoa / ANC
                          1998, 1999, 2000 Banded Price


-    Base Midwest Metal Band at no cost to ANC
                 1996     max      [*]
                          min      [*]

     The band will be adjusted annually based on 1/2 the change in PPI over the prior 12 months, i.e., January 1 through December 31, and implemented on April 1st of the following year. (Index is the PPI for intermediate materials as reported by the US Department of Labor - March 1996 base is 124.9.)

- Actual invoiced metal is the maximum, the minimum or when metal is within the band, at the referenced price for that pricing period. The pricing period will be September 1st to February 28th, for can sheet shipments April 1st to September 30th and March 1st to August 31st, for can sheet shipments October 1st to March 31st.

-    Conversion price for banded material
                          .0114" Bare               $.32
                          .0110" Soft Drink End     $.73
                          .0110" Tab (H19)          $.633

     - Price for changes from reference specifications based on Alcoa's published schedules dated 15 September 1995
     - Adjusted annually on April 1st based on 1/2 of the PPI average 12-month period from January 1 through December 1 of the prior year.

- Annual quantity-100 million pounds, fixed volume commitment Volume is specifically dedicated to BACI (Beverage Associates Cooperative, Inc.)

-    Alcoa agreed upon ship-to locations

-    [*]

-    Other conditions per our Supply Agreement dated 10 January 1995.

Mr. Edward A. Lapekas
1996 September 5
Page 2




Aluminum Company of America
Rigid Packaging Division
1100 Riverview Tower
900 South Gay Street
Knoxville, TN 37902

Attention: George E. Bergerson,
           President

Gentlemen:

The undersigned entity hereby acknowledges and agrees to the conditions of the Attachment and specifically understands that the metal price component for the 100 million pounds of aluminum can-stock which American National Can Corporation ("ANC") has contracted for with Aluminum Company of America ("Alcoa") for each of calendar years 1998, 1999 and 2000 in connection with our purchase obligation with ANC for those years shall not be less than [*] per pound as set forth and adjusted per the Attachment agreed to by ANC and Alcoa, regardless of the market price of aluminum at the time of delivery or at any other time or any other competitive conditions. Alcoa specifically understands that the metal price component of the price for this same quantity will be no more than the agreed maximum price of [*] per pound as set forth and adjusted per the attachment regardless of the market price of aluminum at the time of delivery or any other competitive conditions.



---------------------------------
By:
   ------------------------------
Title:
      ---------------------------
Date:
     ----------------------------




---------------------------------
By: George E. Bergerson
   ------------------------------
Title: President
      ---------------------------
Date:
     ----------------------------

AMERICAN NATIONAL CAN                                             PECHINEY GROUP
--------------------------------------------------------------------------------

February 1, 1996


Via Federal Express
-------------------

Mr. George E. Bergerson
President
Aluminum Company of America
Rigid Packaging Division
1100 Riverview Tower
900 South Gay Street
Knoxville, Tennessee 37902

Dear George:

As a result of discussions we have had over the last four months, Aluminum Company of America ("Alcoa") and American National Can Company ("ANC") have agreed to clarify and amend the Aluminum Purchase Agreement between them dated January 10, 1995 (the "Agreement") as set forth below. Unless otherwise defined, terms defined in the Agreement shall have the same meanings herein.

         1. ANC agrees to purchase and Alcoa agrees to supply (i) twenty-five percent (25%) of ANC's on-going total purchases of aluminum can-stock in North America during 1996, which are currently estimated to be approximately two hundred fifty (250) million pounds; and (ii) thirty percent (30%) of ANC's on-going total purchases of aluminum can-stock in North America during 1997, which are currently estimated to be approximately two hundred ninety (290) million pounds. The foregoing purchase commitments are exclusive of ANC's can volume for Coors Brewing Company, ANC's currently existing plants in Mexico, and twenty-four (24) ounce cans, all of which are subject to preexisting agreements as of the date hereof. Any addition to ANC's on-going requirements or extensions to these two purchase commitments will be treated per Section 3.3 of the Agreement.

         2. ANC accepts Alcoa's Two Year Ceiling Price Contract Pricing Alternative Offer dated September 15, 1995 (the "Offer"), a copy of which is attached hereto, for one hundred fifty (150) million pounds of aluminum can-stock in 1996 and one hundred seventy (170) million pounds of aluminum can-stock in 1997.

         3. The quantities of aluminum can-stock to be purchased by ANC in 1996 and 1997 pursuant to the Offer shall be priced on the following basis (quantities are in millions of pounds):

Mr. George E. Bergerson
February 1, 1996
Page 2


                                                       TIER 1:
---------------------------------------------------------------------------------------------------------------------
           1996                        1997
           ----                        ----
---------------------------------------------------------------------------------------------------------------------
           150                         170             Total volume included in Tier 1
---------------------------------------------------------------------------------------------------------------------
             9                          12             Volume of Class I scrap to be tolled at the conversion
                                                       component contained in the Offer
---------------------------------------------------------------------------------------------------------------------
           141                         158             Volume to be ceiling priced by Alcoa per the Offer
---------------------------------------------------------------------------------------------------------------------


                                                       TIER 2:
---------------------------------------------------------------------------------------------------------------------
           1996                        1997
           ----                        ----
---------------------------------------------------------------------------------------------------------------------
           100                         120             Total volume included in  Tier  2
---------------------------------------------------------------------------------------------------------------------
            12                          32             Volume of Class I scrap to be tolled at the conversion
                                                       component contained in the Offer
---------------------------------------------------------------------------------------------------------------------
            88                          88             Volume priced by Alcoa using the conversion component and
                                                       the Midwest spot average price for metal for the pricing
                                                       periods, both as outlined in the Offer.
---------------------------------------------------------------------------------------------------------------------

                                                       TIER 3:
---------------------------------------------------------------------------------------------------------------------
                  1996 AND 1997 VOLUMES                                              PRICING
                  ---------------------                                              -------
---------------------------------------------------------------------------------------------------------------------
Remaining volume based on share and any incremental         Per existing Agreement pricing mechanisms and contract
contract volume above share.                                provisions.
---------------------------------------------------------------------------------------------------------------------

For 1996 and 1997, Tier 1 and Tier 2 volumes will be allocated proportionally on a monthly basis.

         4. ANC represents and warrants that it has or will secure metal hedging positions of high grade aluminum in 1996 and 1997 to cover their Tier 2 positions. ANC has or will take such positions in its own name and as a principal, not as an agent for any other party. Alcoa has no direct or indirect interest in or liability with respect to such positions, and ANC shall make no claims or demands, and shall indemnify and hold Alcoa harmless against any claims or demands, arising from or in connection with such positions.

         5. If ANC purchases less than one hundred fifty (150) million pounds and/or less than one hundred seventy (170) million pounds of can-stock under Tier 1 in 1996 and/or 1997,

Mr. George E. Bergerson
February 1, 1996
Page 3


respectively, under the Agreement as amended hereby (the "Amended Agreement") due to a decline in the beverage can market, ANC will pay Alcoa's actual hedging costs, if any, associated with the shortage. For the purpose of calculating ANC's maximum liability under this section only, these costs will not exceed $0.05 per pound for either 1996 or 1997; provided, however, that ANC shall be entitled to any Alcoa profit resulting under these circumstances from any actual Alcoa hedge positions taken in the financial markets in connection with the Offer during 1996 and/or 1997, as the case may be. Any reduction in ANC purchases covered by this paragraph shall be consistent in term and proportion with reductions of ANC's purchases from its other can stock suppliers, except for one preexisting contract as of the date hereof , where ANC has committed to purchase a specific volume from a particular supplier which represents less than 20 percent of ANC's total volume.

         6. ANC will give due consideration to Alcoa's request to provide one hundred percent (100%) of ANC/Coors E-Coat(R) end-stock requirements for use by the Coors Brewing Company, which requirements currently approximate twenty-five
(25) million pounds annually. In consideration of such purchases, Alcoa shall waive its [*] per pound slitting charge on shipments of E-Coat(R) beer end-stock for use at Coors' Golden plant until its narrow presses are replaced with wide presses tooled to run the maximum width of E-Coat(R) end-stock produced at Alcoa's Warrick, Indiana facility. Once such narrow presses are replaced with wide width capabilities, ANC shall continue to purchase its Coors E-Coat(R) end stock volume from Alcoa for so long as Alcoa keeps ANC competitive with respect to the direct cost inefficiencies resulting from ANC's use of E-Coat(R) material which is "one-out" narrower than the press and tools are capable of running.

         7. ANC will give due consideration to Alcoa's request to supply to preferred ship-to locations and not to be disadvantaged as compared to other suppliers of can-stock in this regard.

         8. ANC grants to Alcoa a first right of refusal on thirty percent (30%) of its total purchases of aluminum can-stock in North America for each of calendar years 1998, 1999 and 2000 in accordance with the terms of the Offer. This first right of refusal is exclusive of ANC's can volume purchases for Coors Brewing Company, ANC's currently existing plants in Mexico, and twenty-four (24) ounce cans if these preexisting agreements are still in effect at that time. Any addition to ANC's on-going requirements will be treated per Section 3.3 of the Agreement. ANC shall provide Alcoa with prompt notice of all of the material terms of the most favorable offers (including without limitation, any band pricing offers) it receives after the date this letter amendment is fully executed from a supplier of can-stock to supply at least fifteen percent (15%) of its total requirements of aluminum can-stock in North America over one or more years during 1998, 1999 and/or 2000. Alcoa shall have fifteen (15) working days to notify ANC of its decision to match or to decline to match such offer and, for any offer extending beyond 2000, but

Mr. George E. Bergerson
February 1, 1996
Page 4


including 1998, 1999 or 2000, its decision to match or decline to match such offer during those years. If Alcoa declines to match such offer or makes an alternative offer unacceptable to ANC and ANC accepts the other supplier's offer, ANC shall be entitled to reduce Alcoa's right of refusal quantity for the year or years in question commensurately.

         9. For contracts or commitments of supply covering the period of the Offer, if Alcoa agrees or has agreed, on or after January 10, 1995: (i) to sell to any can sheet purchaser for delivery in North America (whether to meet a competitive offer or otherwise) under a "metal plus conversion" based agreement or under any other pricing formula that includes "below market" support on the risk premium that results in economic value in excess of the risk premium support that Alcoa previously provided to ANC or (ii) to provide to any can sheet purchaser in North America for use in North America, any incentive program, subsidy or the like, which constitutes either a discount or below market support on the metal components or the conversion component and/or any other type of financial support on one or more RCS products of the type supplied by Alcoa to ANC for use in North America, then Alcoa will offer the equivalent incremental economic value of this support to ANC. This "below market" support could be in the form of a risk premium discount, or a discount to the London Metal Exchange metal component, the contango component, the Midwest Premium component, the conversion component, or any other terms or conditions designed to deliver economic value. Alcoa shall adjust the price for Tier 1 and priced Tier 2 volume by the amount of the support or discount, as the case may be, and shall offer to supply any unpriced Tier 3 volume on such terms; provided, however, that such adjustment or offer, as the case may be, shall only apply to ANC deliveries made while Alcoa is supplying can stock to such other purchaser on those terms. ANC shall notify Alcoa within fifteen days of its acceptance or rejection of such offer, failing which such offer shall be deemed to have been rejected. Alcoa will make adjustments to meet the terms of any such offer, but shall in no event be obligated to make adjustments for any changes in the London Metal Exchange component, the contango component, the Midwest premium component or the risk premium component resulting from the market changes. By the end of January 1997 and January 1998, the Chief Financial Officer of Alcoa will confirm in writing to the Chief Financial Officer of American National Can that Alcoa is in compliance with the pricing provisions of this paragraph.

         10. Except as expressly modified by this letter amendment, the terms and conditions of the Agreement shall continue in full force and effect.

         11. For purposes of calculating the Midwest Spot price for the reference periods captured in the Offer, Alcoa will use the average monthly U.S. transaction prices as quoted in Platt's Metals Week.

Mr. George E. Bergerson
February 1, 1996
Page 5


If the foregoing reflects your understanding of our agreement, please execute this letter where indicated below and return one fully executed copy of the letter to me for our files.

Sincerely,

AMERICAN NATIONAL CAN COMPANY



By: /s/ Gerard Hauser
    -----------------------------------------
    Gerard Hauser
    Senior Executive Vice President
    Chief Operating Officer - Beverage Sector


READ AND AGREED TO THIS 6TH DAY OF FEBRUARY, 1996.

ALUMINUM COMPANY OF AMERICA,
Rigid Packaging Division

By: /s/ George Bergerson
    -----------------------------------------
    George Bergerson
Title: President

                           ALCOA 2 YEAR CEILING PRICE
                       CONTRACT PRICING ALTERNATIVE OFFER

-    BASE CEILING PRICES FOR RCS REFERENCE SPECIFICATIONS FOR 1996 AND 1997 ARE
              Reference Spec*                    Ceiling Price
              --------------                     -------------
         Body                 .0114"                 $1.220
         Soft drink end       .0110"                 $1.630
         Bare tab             .0110"                 $1.533
         *Prices for changes to reference specifications are adjusted according to ALCOA's published price schedules dated
         September 15, 1995

- COST TO CUSTOMER IS $.02 PER POUND PER YEAR FOR VOLUME PLACED USING THIS PRICE MECHANISM, PAID NET 30 DAYS AFTER CEILING PRICE VOLUME COMMITMENT

- CEILING PRICE WILL BE ADJUSTED DOWNWARD TO REFLECT ACTUAL AVERAGE MIDWEST SPOT (MWS) IF MWS IS LESS THAN $0.90 PER POUND AS FOLLOWS:

                Price Period                     Reference Period for MWS
                ------------                     ------------------------
         Jan 1, 1996 - Mar  31, 1996             June 1, 1995 - Nov 30, 1995
         Apr 1, 1996 - Sept 30, 1996             Sep 1, 1995  - Feb 29, 1996
         Oct 1, 1996 - Mar  31, 1997             Mar 1, 1996  - Aug 31, 1997
         Apr 1, 1997 - Sep  30, 1997             Sep 1, 1996  - Feb 28, 1997
         Oct 1, 1997 - Dec  31, 1997             Mar 1, 1996  - Aug 31, 1997

-    CONVERSION FEE FOR CEILING PRICE MATERIAL
            .0114 body $.32
            .0110 soft drink end $.73
            .0110 tab (HI9) $.663

- 1/2 of PPI adjustment on total ceiling price effective 1/l/97, based on PPI 12 month period Oct 95 - Sept 96.

-    FIXED MINIMUM VOLUMES FOR 1996 & 1997
         -- can place 0 - 100% of fixed volume with ceiling price
         -- once volume is fixed, must take during annual period
         -- no meet competition provisions on the ceiling price material during
            1996 and 1997
         -- any volume in excess of the fixed volume commitment and any volume not placed with this proposed mechanism can be placed with existing price mechanisms with existing meet competition requirements for conversion fees
         -- the ALCAN banded price offer and other competitive responses to the ALCAN offer are excluded from meet competition requirements

-    CLASS I TOLL

         -- 15% of body stock shipments at 114 over body stock conversion price

-    SHIPMENTS TO US & CANADA ONLY
-    ALCOA AGREED UPON SHIP-TO LOCATIONS AND PRODUCT MIX

-    ALCOA HAS RIGHT OF REFUSAL ON FIXED SHARE/VOLUME FOR 1998, 1999, 2000
         -- No obligation to meet competitive offers/contracts in existence prior to January 10, 1995
- DEADLINE TO ACCEPT THIS PROPOSAL IS 9/22/95 AND TO ADVISE THE VOLUMES AT CEILING PRICE IS NLT 9/29/95
- OFFER IS VALID DURING OFFER PERIOD ONLY IF LME IS LESS THAN $1850/TONNE DURING OFFER PERIOD